                                                                    EXHIBIT 10.8

                              SUBLEASE AGREEMENT
                              ------------------

     1.   Parties. This Sublease Agreement (hereinafter referred to as the
          -------
"Sublease"), entered into this 24th day of August, 1999 is made by and between STERLING SOFTWARE (WESTERN); INC., a Delaware corporation (hereinafter called "Sublessor") on the one hand, and @ROAD, INC., a California corporation (hereinafter referred to as "Sublessee") on the other hand.

     2.   Subleased Premises. Sublessor hereby subleases to Sublessee and
          ------------------
Sublessee hereby subleases from Sublessor for the Term (hereinafter defined), at the rental, and upon all of the terms and conditions set forth in this Sublease, that certain office space containing approximately 24,000 rentable square feet comprising a portion of the building known as Building 2B of Spinnaker One Office Park (hereinafter the "Building"), having a street address of 47370 Fremont Boulevard, Fremont, State of California, 94538, said space being more particularly identified and described on Exhibit "A" attached hereto and
                                         -----------
incorporated herein by reference (hereinafter called the "Subleased Premises").

     3.   Term.
          ----

          3.1  Term. The term of this Sublease shall commence on the date (the
               ----
"Commencement Date") which is the later of: (i) September 15, 1999, or (ii) upon receipt of a written Consent to Sublease from Prime Lessor as detailed in
Section 3.2 below. The term of this Sublease shall end at midnight on December 30, 2000 (the "Term"), unless sooner terminated pursuant to any provision hereof.

          3.2  Improvements to Subleased Premises Prior to Commencement Date.
               -------------------------------------------------------------
Sublessee shall be permitted access to the Subleased Premises only after the Prime Lessor (hereinafter defined) has executed and delivered to Sublessor and Sublessee the Prime Lessor's Consent to Sublease form attached hereto as Exhibit
                                                                         -------
"C". In addition to the foregoing, Sublessor shall not be subject to any
---
liability to Sublessee in the event Sublessor is unable to obtain the Prime Lessor's consent to this Sublease. If Sublessee occupies all or any portion of the Subleased Premises for purposes of making improvements to the Subleased Premises or otherwise prior to the Commencement Date or prior to Prime Lessor executing and delivering to Sublessor and Sublessee the Prime Lessor's Consent to Sublease form attached hereto as Exhibit "C", such occupancy by Sublessee
                                    -----------
shall be subject to all provisions of this Sublease, and such occupancy shall not advance the termination date, and Sublessee shall have no obligation to pay Base Rental for such period prior to the Commencement Date.

     4.   Rental.
          ------

          4.1  Base Rent. From and after the Commencement Date Sublessee shall
               ---------
pay to Sublessor annual rent for the Subleased Premises during the Term in the amount of TWO HUNDRED FORTY FOUR THOUSAND EIGHT HUNDRED AND NO/100 ($244,800.00)
          ----------------------------------------------------------------------
DOLLARS, said annual rent to be paid in equal monthly installments in the amount
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of TWENTY THOUSAND FOUR HUNDRED AND 00/100 ($20,400.00) DOLLARS (the foregoing
   ------ -----------------------------------------------------
being hereinafter sometimes referred to as the "Base Rental"). The monthly Base Rental shall be paid by Sublessee, together with Costs (as hereinafter defined), in advance on the first day of each month, as an independent covenant to pay rent, without advanced notice, demand, offset, abatement or deduction of any kind. If the Term does not begin on the first day or end on the last day of a calendar month, the Base Rental and Costs for that partial month shall be prorated by multiplying the monthly Base Rental and Costs by a fraction, the numerator of which is the number of days of the partial month included in the Term and the denominator of which is the total number of days in the full calendar month. All Rental (hereinafter defined) shall be payable in lawful money of the United States to Sublessor at the office of Sublessor as follows:
Sterling Software (Western), Inc., 5800 Tennyson Parkway, Plano, Texas 75024,
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Attention: Director of Facilities, or to such other persons or at such other
---------------------------------
places as Sublessor may designate in writing from time to time. The sum of
                                                                ----------
Twenty Thousand Four Hundred and no/100 Dollars ($20,400.00) is due and shall be
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paid in advance by Sublessee to Sublessor upon the execution of this Sublease,
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which amount shall be applied to the Base Rental payment due on November 1,
1999. On before September 15, 1999, Sublessee shall pay Sublessor the sum of Ten Thousand Eight Hundred Eighty and No/100

Dollars ($10,880.00) as pro rata Base Rental for the period from September 15, 1999 through September 30, 1999. Sublessee's obligation to pay Base Rental and Costs in accordance with the Sublease shall begin on the Commencement Date regardless of whether (i) the move-in of Sublessee's furniture, fixtures, machinery, equipment and personal property and construction of the Sublessee's improvements is complete and/or (ii) Sublessee has actually occupied the Subleased Premises at such time. For purposes of this Sublease, the term "Rental" shall mean, collectively, Base Rental, Costs and all other sums payable by Sublessee to Sublessor under this Sublease, all of which are hereby deemed and designated as rent pursuant to the terms of this Sublease.

          4.2.  Costs. In addition to the Base Rental, Sublessee agrees to pay
                -----
Sublessor all Costs (as defined in the Prime Lease; hereinafter referred to as "Costs") due under the Prime Lease on or before the dates when due under the terms of the Prime Lease. Sublessor agrees to deliver to Sublessee copies of all notice and statements received by Sublessor from Prime Lessor with respect to the billing of such Costs. Additionally, Sublessee shall be solely responsible for all telephone and utility costs for the Premises which are not included in the Costs under the Prime Lease. All Costs (as defined in the Prime Lease), telephone and utility costs which Sublessee is required to pay hereunder are additional rentals, and should Sublessee fail to pay such Costs, telephone or utility costs, Sublessor shall have the same remedies as Sublessor has for the non-payment of Rental.

          4.3  Free Rent. Sublessor agrees, in consideration for Sublessor not
               ---------
removing any walls or touching up any paint in the Subleased Premises, to provide Sublessee with a one time credit for thirty (30) days of free rent. Such one time credit for said thirty (30) days of free rent shall total Twenty Thousand Four Hundred and no/100 Dollars ($20,400.00) and shall be credited against the installment of Rental due hereunder by Sublessee to Sublessor on October 1, 1999.

     5.   Late Payment Interest Charges. All Rental and other amounts of money
          -----------------------------
payable by Sublessee to Sublessor under Section 4 or otherwise due from Sublessee to Sublessor under this Sublease, shall be paid on or before the due date thereof. In the event any installment of Base Rental, Costs, or other charges to be paid by Sublessee hereunder is not paid when due, Sublessee, from and after the fifth (5th) day after the date when due, shall pay interest on the amount due equal to eighteen percent (18%) per annum, so long as said amount remains unpaid (but in no event shall the amount of such late charge exceed an amount based upon the highest legally permissible rate chargeable at any time by Sublessor under the circumstances). Should Sublessee make a partial payment of past due amounts, the amount of such partial payment shall be applied first to reduce all accrued and unpaid interest charges, in order of their maturity, and then to reduce all other past due amounts, in order of their maturity. Acceptance by Sublessor of a late payment, and the cashing of a check, in an amount less than that which is currently due shall in no way affect Sublessor's rights under this Sublease and in no way be an accord and satisfaction. This provision does not prevent Sublessor from declaring the non-payment of Base Rental, Costs, or other charges to be paid hereunder when due an Event of Default hereunder. Sublessee agrees to pay said late payment interest immediately upon demand. It is acknowledged by the parties hereto that the late payment by Sublessee to Sublessor of Rental or any other sums due hereunder will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to processing, clerical and accounting charges, lost interest, and late charges which may be imposed on Sublessor by the terms of the Prime Lease. All Rental and other amounts of money payable by Sublessee to Sublessor under this Sublease shall be paid on or before the due date thereof, and if not so paid, in addition to the above interest charge, a late charge of five (5%) percent of the amount due (which late fee represents an agreed upon charge for the administrative expense and burden suffered and incurred by Sublessor as the result of such late payment and not payment for the use of money) shall be due on the first (1st) day after such unpaid or delinquent amount shall be due and unpaid. Sublessee acknowledges that the charges under this Section are reasonable charges for damages Sublessor will suffer as a result of the failure by Sublessee to make timely payments of amounts due under this Sublease.

     6.   Use and Occupancy.
          -----------------

          6.1  Use. The Subleased Premises shall be used and occupied only by
               ---
Sublessee's employees for general industrial, warehousing and office purposes, including, without limitation, research and development and assembly, and for no other purpose.

          6.2  Compliance with Law.
               -------------------

               (a) Sublessee acknowledges and agrees that Sublessee is leasing the Subleased Premises on an "AS IS," "WHERE IS," and "WITH ALL FAULTS" basis, and subject to the Prime Lease. Sublessee accepts the Subleased Premises in their existing condition, without representation or warranty, express or implied, in fact or by law, and no representation, statement or warranty, express or implied, has been made by or on behalf of Sublessor as to such condition, or as to the use that may be made of said Subleased Premises. In no event shall Sublessor be liable for any defect in the Subleased Premises (whether latent or patent) or for any limitation on their use. All alterations, decorations, installations, additions or improvements in or to the Subleased Premises shall be made at Sublessee's sole cost and expense, shall be subject to Prime Lessor's consent (if and to the extent any such matter if done by Sublessor under the Prime Lease would be subject to Prime Lessor's consent) and shall comply with all of the terms and conditions of the Prime Lease, including, without limitation, Section 9 of the Prime Lease applicable to the making of Alterations. Sublessee shall be responsible for replacing any damaged or stained ceiling tiles in the Subleased Premises and may deduct the cost, not to exceed One Thousand Five Hundred and no/100 Dollars ($1,500.00), of such replacement from Sublessee's second month's rental payment upon providing Sublessor with invoices from the contractors who performed such replacement which document the completion of such ceiling tile replacement. Sublessor agrees, at its sole cost and expense, prior to the Commencement Date, to have the carpets in the Subleased Premises professionally steam cleaned, to provide full janitorial service to the Subleased Premises, and to have its maintenance contractor inspect the HVAC systems for the Subleased Premises and make such repairs as are necessary to deliver the HVAC systems to Sublessee in good repair and working order in accordance with the specifications for such equipment.

          (b) All alterations, additions, improvements or installations (herein collectively referred to as "Alterations" or individually referred to as an "Alteration") which may be made to the Subleased Premises by Sublessee, shall, upon the expiration or sooner termination of the Term, by lapse of time or otherwise, become the property of Sublessor and remain upon and be surrendered with the Subleased Premises, unless the terms of the Prime Lease require any Alterations of Sublessee to be removed at the end of the term of the Prime Lease, in which case Sublessee shall remove such Alterations and restore all damage caused by such removal at Sublessee's cost. Personal property of Sublessee that shall remain in the Subleased Premises upon the expiration or earlier termination of the Term shall be deemed abandoned, shall thereupon become the property of Sublessor and Sublessor may dispose of such property any way Sublessor sees fit without liability to Sublessee. At the expiration or earlier termination of the Term, Sublessee shall, at Sublessee's sole cost and expense, deliver possession of the Subleased Premises to Sublessor broom clean and free of debris, ordinary wear excepted. Sublessee shall specifically have no right to remove any personal property, fixtures, trade fixtures or other items owned by Sublessor in or about the Subleased Premises. Notwithstanding any other term or provision of this Sublease to the contrary, provided that no Event of Default of Sublessee hereunder remains outstanding and uncured, Sublessee may remove any personal property or trade fixtures purchased and installed by Sublessee in the Subleased Premises.

          (c) Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, codes, orders, restrictions of record, and requirements in effect during the Term or any part of the Term hereof regulating the use of the Subleased Premises, including, without limitation, the Americans With Disabilities Act of 1990 and all amendments, rules and regulations promulgated in connection therewith, except to the extent the Prime Lessor is expressly required by the terms of the Prime Lease to comply with such statutes, ordinances, rules, regulations, codes, orders, restrictions of record or requirements at Prime Lessor's cost. Sublessee shall not use or permit the use of the Subleased Premises in any manner that will tend to create waste, odors, noise, heat, cold, vibration or a nuisance, or which shall tend to disturb Sublessor or other tenants of the Building.

          6.3  Condition of Subleased Premises. Sublessee hereby accepts the
               -------------------------------
Subleased Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, codes and regulations governing and regulating the use of the Subleased Premises, and accepts this Sublease subject to all matters disclosed hereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Subleased Premises or any improvements thereto for the conduct of Sublessee's business.

          6.4  Compliance with Prime Lease.
               ---------------------------

               (a) Sublessee agrees that it will occupy the Subleased Premises in accordance with the terms of the Prime Lease and will not suffer to be done or omit to do any act which may result in a violation of or a default under any of the terms and conditions of the Prime Lease, or render Sublessor liable for any damage, charge or expense thereunder. Sublessee further covenants and agrees to indemnify Sublessor against and hold Sublessor harmless from any claim, demand, action, proceeding, suit, liability, loss, judgment, expense (including attorneys' fees) and damages of any kind or nature whatsoever arising out of, by reason of, or resulting from, Sublessee's failure to perform or observe any of the terms and conditions of the Prime Lease or this Sublease. Any other provision in this Sublease to the contrary notwithstanding, in addition to the Base Rental and Costs, Sublessee shall pay to Sublessor as Rental hereunder, any and all sums which Sublessor may be required to pay the Prime Lessor arising out of, by reason of, or resulting from Sublessee's use or occupancy of the Subleased Premises, Sublessee's failure to perform or observe one or more of the terms and conditions of the Prime Lease or this Sublease, or arising out of a request by Sublessee for additional Building services from Prime Lessor (including, without limitation, charges associated with over standard electrical charges or extra janitorial services requested by Sublessee).

               (b) Sublessee agrees that Sublessor shall not be required to perform any of the covenants, agreements and/or obligations of Prime Lessor under the Prime Lease and, insofar as any of the covenants, agreements and obligations of Sublessor hereunder are required to be performed under the Prime Lease by Prime Lessor thereunder, Sublessee acknowledges and agrees that Sublessor shall be entitled to look to Prime Lessor for such performance. Sublessor shall have no obligation to perform any work or services in the Subleased Premises or to perform any other obligation of Prime Lessor under the Prime Lease. In no event shall Sublessor be liable for the non-performance of any obligation of the Prime Lessor tinder the Prime Lease, unless said non-performance was caused by or resulted from the actions of Sublessor. Subject to the other terms set forth below in this Section 6.4(b), Sublessor shall exercise due diligence and take such action as may reasonably be indicated under the circumstances, to secure such performance by Prime Lessor upon Sublessee's written notice to Sublessor and request therefor (hereinafter referred as a "Request for Prime Lessor's Performance") if Sublessor determines it is reasonable and appropriate to do so. Sublessee agrees that it shall be the responsibility of Prime Lessor to provide any such work and services and not that of Sublessor. Sublessee shall not have the right to require or obtain performance by Sublessor, and Sublessee shall have no claim against Sublessor by reason of Prime Lessor's failure or refusal to comply with any of the terms of the Prime Lease on its part to be performed. No such failure or refusal shall constitute an eviction, actual or constructive, and Sublessee shall not be entitled to cancel this Sublease or to any reduction or abatement of the rent reserved herein. It is further agreed that Sublessor shall join with Sublessee in any notice or demand that Prime Lessor perform and comply with its obligations under the Prime Lease and that Sublessor shall, at Sublessee's expense, cooperate generally with Sublessee in seeking such performance and compliance on the part of Prime Lessor; provided, however, Sublessor shall not be obligated to commence any legal action or proceeding against Prime Lessor unless (i) no default of Sublessee remains outstanding and uncured under this Sublease, (ii) Sublessee shall, in a written instrument acceptable to Sublessor, indemnify, defend and hold Sublessor free and harmless of and from all claims, demands, actions, proceedings, suits, liabilities, losses, judgments, expenses (including reasonable attorneys' fees) and damages of any kind or nature whatsoever which Sublessor may suffer or incur in connection with such legal action or proceeding, and (iii) Sublessee shall provide to Sublessor such security for said indemnity as Sublessor may in its sole and absolute discretion deem appropriate.

               (c) If Sublessee asks Sublessor in writing to request Prime Lessor to give its approval or consent under the Prime Lease in any situation where such approval or consent is required hereunder or under the Prime Lease, Sublessor agrees to request such approval or consent from Prime Lessor. However, such request by Sublessor shall not be deemed to constitute the approval or consent of Sublessor in any situation where Sublessor's approval or consent is required hereunder or to impair, affect, waive or diminish in any way the right and ability of Sublessor or refuse to give its approval or consent, either prior to or subsequent to making such request. In making any such request of Prime Lessor, Sublessor shall be acting solely for Sublessee in order to satisfy any requirement of the Prime Lease that Sublessor request such consent from Prime Lessor. In all provisions of the Prime Lease (under the terms thereof and without regard to modification thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Prime Lessor, Sublessee shall be required to obtain the approval or consent of Sublessor and Prime Lessor, and Sublessor shall not unreasonably withhold or delay its approval or consent; provided that if Prime Lessor shall have withheld its approval or consent in accordance with the Prime Lease, in any instance in which such approval or consent is so required, Sublessor's refusal to give its approval or consent in such instance shall not be deemed unreasonable.

               (d) If Sublessor receives the benefit of an abatement of the rental due under the Prime Lease with respect to the Subleased Premises under the terms of:

                    (i) Section 10 of the Prime Lease and Section 29 of the Addendum to the Prime Lease as a result of a destruction of all or part of the Subleased Premises; or

                    (ii) Section 11 of the Prime Lease as a result of a condemnation of all or part of the Subleased Premises;

then the Base Rental due under this Sublease shall abate for the same period of time that the Prime Lessor abates Sublessor's Base Rental under the Prime Lease with respect to the Subleased Premises. Sublessee shall not receive any abatement pursuant to the terms of this Section 6.4(d) unless and until the Prime Lessor provides Sublessor an uncontested abatement under one of the above-referenced Sections with respect to the Subleased Premises. This Sublease shall terminate upon the termination of the Prime Lease pursuant to Sections 10 or 11 of the Prime Lease and Section 29 of the Addendum to the Prime Lease. Sublessee shall have no right to terminate this Sublease in the event of a destruction, casualty or a condemnation, taking by eminent domain or deed in lieu thereof, except upon termination of the Prime Lease with respect to the Subleased Premises pursuant to Sections 10 and/or 11 of the Prime Lease and/or Section 29 of the Addendum to the Prime Lease. Sublessor agrees not to itself unilaterally terminate the Prime Lease as it relates to the Subleased Premises, however, both Sublessor and Sublessee are subject to the Prime Lessor's rights to terminate the Prime Lease as provided in Sections 10 and 11 of the Prime Lease and Section 29 of the Addendum to the Prime Lease, or otherwise.

     7.   Prime Lease and Sublease Terms.
          ------------------------------

          7.1  Prime Lease. Sublessor is the tenant of the Subleased Premises by
               -----------
virtue of a certain Lease dated December 8, 1986, as modified by that Second Addendum to Lease dated December 15, 1988, that Third Addendum dated October 5, 1993, that Extension Agreement dated February 21, 1995 and that Extension Agreement dated January 19, 1996 (the foregoing lease and related documents being herein collectively referred to as the "Prime Lease"), wherein SCI Limited Partnership-I, a Delaware limited partnership (herein referred to as the "Prime Lessor"), is the landlord by assignment. The Prime Lease is attached hereto as Exhibit "B" and, except to the extent otherwise provided in Section 7.4 below,
-----------
all terms, agreements, covenants and conditions thereof are incorporated herein and made a part hereof as if fully set forth herein. Sublessee acknowledges that Sublessee has reviewed and is familiar with all of the terms, agreements, covenants and conditions of the Prime Lease attached hereto as Exhibit "B".
                                                               -----------

          7.2  Subordination to Prime Lease. This Sublease is and shall be at
               ----------------------------
all times subject to each and every one of the terms and conditions of the Prime Lease and subordinate to the Prime Lease.

          7.3  Terms and Conditions of Sublease. Subject to Section 6.4(b), the
               --------------------------------
terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the same as the terms and conditions of the Prime Lease except for those provisions of the Prime Lease which are directly contradicted by the express terms of this Sublease, in which event the terms of the Sublease document shall control over the Prime Lease, all of which Prime Lease provisions as modified herein are incorporated herein by reference and shall have the same force and effect as though set forth at length. Therefore, subject to Section 6.4(b) above, for the purposes of this Sublease, wherever in the Prime Lease the word "Lease" is used it shall be deemed to mean the Sublease, wherever in the Prime Lease the word "Premises" is used it shall be deemed to mean the Subleased Premises, wherever in the Prime Lease the word "Landlord" is used it shall be deemed to mean the Sublessor herein and wherever in the Prime Lease the word "Tenant" is used it shall be deemed to mean the Sublessee herein. All time periods for the Prime Lessor to respond under the Prime Lease shall, as applicable to Sublessor, be extended by an additional seven (7) days.

          7.4  Inapplicable Provisions of Prime Lease. Notwithstanding the terms
               --------------------------------------
of Section 7.3 above, the following provisions of the Prime Lease are hereby not applicable in whole or in part, as indicated below, for the purpose of incorporating the Prime Lease into the Sublease, and Sublessee shall have no rights under the following parts, Sections and Exhibits of the Prime Lease: 5, 9.2, Sections 19, 20, 21, 22, 23, 24, 25, 28, 32, 33, 34 of the Addendum to the
Prime Lease, Sections 1, 2, 3, 5, 6 and 7 of the Second Addendum to Lease, Sections 3 and 7 of the Third Addendum to Lease, and Sections 2 and 3 of the January 19, 1996 Extension Agreement. Nothing contained herein shall be or be deemed to have modified the Prime Lease to which this Sublease is subject and subordinate.

          7.5  Assumption of Obligations by Sublessee. During the Term of this
               --------------------------------------
Sublease and for all periods subsequent thereto with respect to obligations which have arisen prior to the expiration or termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Prime Lessor each and every obligation of Sublessor under the Prime Lease with respect to the Subleased Premises, except for those provisions of the Prime Lease which are directly contradicted by this Sublease, in which event the terms of this Sublease document shall control over the Prime Lease.

          7.6  Definitions. The obligations that Sublessee has assumed under
               -----------
Section 7.5 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under Section 7.5 hereof are hereinafter referred to as the "Remaining Obligations".

          7.7  Sublessee's Indemnity. Sublessee shall indemnify, defend and hold
               ---------------------
Sublessor free and harmless of and from all claims, demands, actions, proceedings, suits, liabilities, losses, judgments, expenses (including attorneys' fees) and damages of any kind or nature whatsoever arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

          7.8  Maintenance of Prime Lease. Sublessor agrees to maintain the
               --------------------------
Prime Lease in existence, as it pertains to the Subleased Premises, during the entire term of this Sublease, subject, however, to any earlier termination of the Prime Lease without the fault or willful termination of the Sublessor, and, upon written notice and request by Sublessee, to use its reasonable efforts as specified in Section 6.4(b) above to cause Prime Lessor to comply with or perform the Remaining Obligations. Notwithstanding the foregoing, Sublessor shall not be required to institute any proceeding or action, at law or in equity, against the Prime Lessor unless and until the requirements of Section 6.4(b) have been satisfied. Sublessee shall pay to Sublessor, as additional rent hereunder, any cost or expense (including court costs, attorneys' fees and expenses, and the fees and expenses of experts) where reasonably necessary to cause Prime Lessor to perform its obligations under the Prime Lease following any Request for Prime Lessor's Performance.

          7.9  Submissions to Prime Lessor. In all provisions of the Prime Lease
               ---------------------------
requiring Sublessor, as tenant, to submit, exhibit to, supply or provide Prime Lessor with evidence, certificates or any other matter or thing, Sublessee shall be required to submit, exhibit to, supply or provide, as the case may be, the same to Sublessor and Prime Lessor. In any such instance, the Sublessor shall reasonably determine if such evidence, certificate or other matter or thing shall be satisfactory, provided that if the Prime Lessor shall deem such evidence, certificate or other matter or thing unsatisfactory, Sublessor's refusal to accept such evidence, certificate or other matter or thing, as satisfactory to Sublessor shall not be deemed unreasonable.

          7.10 Sublessor's Representations. Sublessor represents to Sublessee,
               ---------------------------
based on the present actual knowledge of Sublessor and its employees, that as of the date hereof:

               (a) Sublessor has not executed any sublease and/or prior assignment of any of its rights under the Prime Lease with respect to the Subleased Premises, which would adversely affect this Sublease;

               (b) No notices of default sent by Sublessor to Prime Lessor remain outstanding and uncured with respect to any failure of the Prime Lessor to perform the covenants and obligations on its parts to be performed and observed under the Prime Lease;

               (c) Sublessor has received no written notices of default from the Prime Lessor which remain outstanding and uncured, and no circumstances exist that with the giving of notice under the Prime Lease, the passage of time, or both would constitute an Event of Default on the part of Sublessor under the Prime Lease; and

               (d) Sublessor has received no written notices of any violations of law with respect to the Premises under the Prime Lease from any governmental authority or any other person.

     8.   Taxes Payable By Sublessee. In addition to Base Rental, Costs and
          --------------------------
other charges to be paid by Sublessee hereunder, Sublessee shall reimburse Sublessor upon demand, as Rental, for any and all taxes payable by Sublessor (other than Sublessor's federal, state and local net income taxes, franchise, gift, transfer, capital stock, estate or inheritance taxes) whether or not now customary or within the contemplation of the parties hereto: (a) upon, measured by or reasonably attributable to the cost or value of Sublessee's equipment, furniture, fixtures and other personal property located in the Subleased Premises or by the cost or value of any improvements made in or to the Subleased Premises by Sublessee, regardless of whether title to such improvements shall be in Prime Lessor, Sublessee or Sublessor (b) upon, measured by and directly related to the monthly rental payable hereunder, including, without limitation, any gross receipts, gross income tax or excise tax levied by any local governmental authority, the State of California, the federal government or any other governmental body with respect to the receipt of such rental; (c) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Sublessee of the Subleased Premises or any portion thereof; or (d) upon this transaction or any document to which Sublessee is a party creating or transferring an interest in the Subleased Premises. In the event that it shall not be lawful for Sublessee so to reimburse Sublessor, the monthly Base Rental and Costs payable to Sublessor under this Sublease shall be revised to net Sublessor the same net Base Rental and Costs after imposition of any such tax upon Sublessor as would have been payable to Sublessor prior to the imposition of any such tax.

     9.   Assignment or Subletting. Sublessee, for itself, its successors and
          ------------------------
assigns, expressly covenants and agrees that it shall not assign, mortgage, encumber or otherwise transfer any right or interest in this Sublease, nor sublet, nor suffer or permit the Subleased Premises or any part thereof to be used by others, without the prior written consent of Sublessor and Prime Lessor in each instance, which consent by Sublessor shall not be unreasonably withheld or delayed, and any such attempted assignment, mortgage, encumbrance, other transfer or subletting without such consent shall be null and void and ab
                                                                       --
initio. The consent by Sublessor to an assignment or subletting shall not in any
------
way release or relieve Sublessee from any obligation or liability under this Sublease, or in any way be construed to relieve Sublessee from obtaining the express consent in writing of Sublessor and Prime Lessor to any further assignment or subletting. Sublessee's right to further assign this Sublease or to further sublet the Subleased Premises shall be subject to the provisions of

Section 13 of the Prime Lease. Sublessee agrees to pay Sublessor and Prime Lessor all costs paid or incurred by them to review any sublease or assignment proposed by Sublessee. If this Sublease is assigned, or if the Subleased Premises or any part thereof is sublet or occupied by any person, firm or corporation other than Sublessee, with the consent of Sublessor and Prime Lessor, Sublessor may, upon any default by Sublessee, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rental, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Sublessee from the future performance by Sublessee of the covenants and agreements on the part of Sublessee herein contained. Sublessee shall not be entitled to make, nor shall Sublessee make, any claim, and Sublessee hereby waives any claims, for money damages (nor shall Sublessee claim any money damages by way of set-off, counterclaim or defense) based on any claim or assertion by Sublessee that Sublessor or Prime Lessor has unreasonably withheld and/or delayed its consent or approval to a proposed assignment or sub-subletting as provided for in this Section 9 or Section 13 of the Prime Lease. Sublessee's sole and exclusive remedy shall be to enforce the provisions of this Section 9 and Section 13 of the Prime Lease by an action for specific performance, temporary restraining order, preliminary injunction, or declaratory judgment.

     10.  Consent of Prime Lessor.
          -----------------------

          10.1  Consent to Sublease as Condition Precedent. Sublessor must
                ------------------------------------------
obtain the consent of Prime Lessor to any subletting of the Subleased Premises. This Sublease shall not be effective unless, within fifteen (15) days of the date hereof, Prime Lessor signs and delivers to Sublessor and Sublessee the Consent to Sublease attached hereto as Exhibit "C" and incorporated herein by
                                       -----------
reference, without modification, thereby giving Prime Lessor's consent to this subletting.

          10.2  Notices From Prime Lessor. Sublessor and Sublessee shall each
                -------------------------
deliver to the other copies of all notices, requests or demands which relate to the Subleased Premises or any portion thereof, promptly after receipt thereof from Prime Lessor under the Prime Lease.

     11.  Brokers and Brokers Fees. Sublessor shall pay The Staubach
          ------------------------
Company ("Staubach") a real estate commission in the amount of Ten Thousand Three Hundred Fifty Three and no/100 Dollars ($10,353.00), in full and complete satisfaction for all brokerage services rendered by Staubach in connection with this transaction, and Staubach hereby agrees that no other commissions, fees or expenses are due Staubach. Sublessor shall pay CB Richard Ellis, Inc. ("Ellis"; Ellis and Staubach being collectively referred to as "Brokers") a real estate commission in the amount often Thousand Three Hundred Fifty Three and no/100 Dollars ($10,353.00), in full and complete satisfaction for all brokerage services rendered by Ellis in connection with this transaction, and Ellis hereby agrees that no other commissions, fees or expenses are due Ellis. Brokers hereby agree that the brokerage commissions set forth above shall not be earned, due or payable until such time as (i) this Sublease is fully executed and delivered by Sublessor and Sublessee, (ii) Sublessee has paid Sublessor the Base Rental due November 1, 1999, and the Security Deposit due under Section 16, (iii) the Prime Lessor within the fifteen (15) day period specified in Section 10.1 above, signs and delivers to Sublessor and Sublessee the Exhibit "C" Consent to Sublease form, without modification, (iv) the Purchase Price is paid for the furniture sold under the terms of Section 18 below, and (v) Sublessee takes occupancy of the Subleased Premises. If the Commencement Date is adjusted as per the terms of this Sublease, the brokerage commissions paid hereunder shall be adjusted accordingly. The commissions due under this Section 11 shall be paid by Sublessor within thirty (30) days after the conditions to payment set forth in this Section 11 are satisfied. Sublessee agrees to indemnify, defend and hold Sublessor and Prime Lessor harmless from and against any and all claims of any broker or agent, other than Brokers, claiming to have dealt with Sublessee in connection with this transaction. Sublessor agrees to indemnify, defend and hold Sublessee and Prime Lessor harmless from and against any and all claims of any broker or agent claiming to have dealt with Sublessor in connection with this transaction. Brokers acknowledge and agree that Sublessee has no responsibility or obligation to pay Brokers any real estate commissions, fees or expenses, and Sublessor shall be solely responsible to pay any amounts due to Brokers. Upon payment of the commissions due under this Section I 1, Brokers shall execute and deliver a written waiver of any rights that Brokers have, if any, to file a Broker's lien against the Subleased Premises in connection with this Sublease.

     12.  Sublessee's Work. Sublessor shall deliver, and Sublessee shall accept,
          ----------------
possession of the Subleased Premises "AS IS," "WHERE IS," and "WITH ALL FAULTS". Except as specifically stated in the last grammatical sentence of Section 6.2(a) above, Sublessor shall have no obligation to furnish, render or supply any work, labor, services, materials, furniture, fixtures, equipment, decorations or other items to make the Subleased Premises ready or suitable for Sublessee's occupancy.

     13.  Parking. Sublessee shall have those parking rights described in
          -------
Section 6.2 (as well as any other section discussing parking) of the Prime
Lease.

     14.  Notices. Any notice by either party to the other required, permitted
          -------
or provided for herein Shall only be valid if(a) delivered personally, or (b) sent by means of Federal Express, UPS Next Day Air or another reputable express mail delivery service guaranteeing next day delivery, or (c) sent by United States certified or registered mail, return receipt requested, postage pre-paid addressed (i) if to Sublessor, at the following addresses:

          Sterling Software (Western), Inc.
          1800 Alexander Bell Drive
          Reston, Virginia 20191
          Attention: Randall K. Davis, President

          Plus copies to:

          The Staubach Company
          6750 LBJ Freeway
          Dallas, Texas 75240
          Attention: Kelly Kackley

          and

          Steven K. Bender, Esq.
          Long Aldridge & Norman
          Suite 5300
          303 Peachtree Street
          Atlanta, Georgia 30308

and (ii) if to the Sublessee, at the following addresses:

          @ROAD, INC.
          -----------
          47370 FREMONT BLVD.
          -------------------
          FREMONT, CA 94538
          -----------------
          Attention: ANDY SINGH
                     ----------

          Plus a copy to:

          @ROAD, INC.
          -----------
          47370 FREMONT BLVD.
          -------------------
          FREMONT, CA 94538
          -----------------
          Attention: ALFRED CHAN
                     -----------

or at such other address for either party as that party may designate by notice to the other. A notice given as set forth above shall be deemed effective, if delivered personally, upon hand delivery thereof, if sent via express mail, upon hand delivery, and if mailed by United States certified or registered mail, five
(5) days following such mailing in accordance with this Section.

     15.  Default and Remedies.
          --------------------

          15.1  Events of Default. Sublessee shall be in default under this
                -----------------
Sublease upon the occurrence of any one or more of the following events or occurrences, each of which shall be deemed to be a material Event of Default:

                (i) The failure by Sublessee to make any payment due Sublessor under the terms of this Sublease with respect to Base Rental or Costs, within three (3) days after Sublessee has been given written notice from Sublessor to Sublessee specifying Sublessee's failure to make such payment. Sublessor shall not be required to give written notice to Sublessee of any failure to make any such payments more than two (2) times in any calendar year. After Sublessor has given Sublessee the second written notice with respect to Sublessee's failing in the payment of such amounts in any calendar year, thereafter the failure to pay any such payment(s) during the remainder of the same calendar year shall mature into a material Event of Default if such payment is not made by the date when the same shall be due and payable; or

                (ii) Sublessee fails to pay, when due, any other sum or amount due and payable under this Sublease (other than Base Rental or Costs), or under the Prime Lease provisions assumed by Sublessee pursuant to Paragraph 7.5 herein, and such failure continues for twenty-five (25) days after notice thereof from Sublessor or Prime Lessor; or

                (iii) Sublessee fails to fully and punctually observe or perform any of the terms, conditions, agreements or covenants of this Sublease (other than the obligation to pay the sums described in subparagraphs 15. l(i) and (ii) above) and such failure continues for twenty-five (25) days after notice thereof from Sublessor provided, however, that if such failure is an non-monetary failure and cannot reasonably be cured within such twenty-five (25) day period, no Event of Default shall exist hereunder if Sublessee begins to cure such default within such twenty-five (25) day period and diligently, continuously and in good faith pursues said cure to completion within one hundred and ten (110) days after such notice; or

                (iv) Sublessee fails to fully and punctually observe or perform any of the terms or covenants of the Prime Lease assumed by Lessee pursuant to Paragraph 7.5 above and such failure continues for twenty-five (25) days after notice thereof from Sublessor or Prime Lessor, provided, however, that if such failure is a non-monetary failure and cannot reasonably be cured within such twenty-five (25) day period, no Event of Default shall exist hereunder if Sublessee begins to cure such default within such twenty-five (25) day period and diligently, continuously and in good faith pursues said cure to completion within sixty (60) days after such notice; or

                (v) Sublessee fails to eliminate any (a) odor, vibration, noise, heat, cold or nuisance emanating from the Subleased Premises, which disturbs Sublessor or other tenants of the Building, (b) waste, or (c) violation of any legal requirement, caused by the act or omission of Sublessee, it agents, employees, invitees, sublessees, assignees, contractors or subcontractors, and such failure continues for five (5) days after notice thereof from Sublessor or Prime Lessor; or

                (vi) The filing or execution or occurrence of: (a) a petition by or against Sublessee or any guarantor of this Sublease in bankruptcy or seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any provision of the present or any future bankruptcy act or any other present or future federal, state or other bankruptcy or insolvency statute or law, provided however that if an involuntary bankruptcy petition is filed against Sublessee or any guarantor of this Sublease, no Event of Default shall occur if said involuntary bankruptcy petition is dismissed within sixty (60) days of the date such petition was initially filed, (b) adjudication of Sublessee or any guarantor of this Sublease as a bankrupt or insolvent, insolvency in the bankruptcy or equity sense, (c) an assignment by Sublessee or any guarantor of this Sublease for the benefit of creditors, (d) a petition or other proceeding by or against Sublessee or any guarantor of this Sublease, or the appointment of a trustee, receiver, guardian, conservator or liquidator with respect to any portion of Sublessee's property or property of any guarantor of this Sublease, (e) any levy, execution or attachment against Sublessee or any guarantor of this Sublease, or (f) any transfer or passage of any interest of Sublessee under this Sublease by operation of law; or

                (vii) Sublessee causes any lien to be placed on the Subleased Premises or the Building.

          15.2  Remedies upon Default.
                ---------------------

                (i) If Sublessor elects pursuant to Section 15.1 to declare an Event of Default, then Sublessor shall, during the continuation of said Event of Default, have the right to declare a forfeiture of this Sublease as provided in Section 1161 of the California Code of Civil Procedure, by giving Sublessee an additional notice three (3) days prior to the effectiveness of said forfeiture, and provided that such Sublessor's notice states such an election, Sublessee's right to possession shall terminate and this Sublease shall terminate, unless on or before the date specified in such notice, all arrears of rent and all other sums specified in the initial notice of default and payable by Sublessee under this Sublease shall have been paid by Sublessee and all uncured breaches of this Sublease by Sublessee which were specified in the initial notice of default shall have been fully remedied. Upon such termination, Sublessor may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, exercise its remedies relating hereto in accordance with the following provisions:

          (a) In the event of any such termination of this Sublease, Sublessor may then or at any time thereafter by judicial process, re-enter the Subleased Premises and remove therefrom all persons and property and again repossess and enjoy the Subleased Premises, without prejudice to any other remedies that Sublessor may have by reason of such Event of Default and termination.

          (b) In the event of any such termination of this Sublease, and in addition to any other rights and remedies Sublessor may have, Sublessor shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Sublessor may recover in the event of such termination shall include, without limitation, (1) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Sublessee proves could be reasonably avoided for the same period, (2) all reasonable legal expenses and other reasonable related costs incurred by Sublessor as a consequence of Sublessee's default, (3) all reasonable costs incurred by Sublessor in restoring the Subleased Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Subleased Premises for reletting, and (4) all reasonable costs (including, without limitation, any commercially reasonable brokerage commissions) incurred by Sublessor in reletting the Subleased Premises.

          (c) After terminating this Sublease, Sublessor may remove any and all personal property located in the Subleased Premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Sublessee. In the event that Sublessee shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty
(30) days or more, Sublessor may sell any or all thereof at a public or private sale in such manner and at such times and places as Sublessor in its reasonable discretion may deem proper, without any further notice to or demand upon Sublessee. Sublessee waives all claims for damages -J that may be caused by Sublessor's removing or storing or selling Sublessor's furniture, fixtures, machinery and equipment as herein provided; or

                (ii) In the event of the occurrence of any of the events specified in Section 15.1(vi)(a), (b) or (c) of this Sublease, if Sublessor shall not choose to exercise, or by law shall not be able to exercise, its rights hereunder to terminate this Sublease, then, neither Sublessee, as debtor-in-possession, nor any trustee or other person (collectively, the "Assuming Sublessee") shall be entitled to assume this Sublease unless on or before the date of such assumption, the Assuming Sublessee (a) cures, or provides adequate assurance that the Assuming Sublessee will promptly cure, any existing default under this Sublease, (b) compensates, or provides adequate assurance that the Assuming Sublessee will promptly compensate Sublessor for any pecuniary loss (including, Without limitation, attorneys fees and disbursements) resulting from such default, and (c) provides adequate assurance of future performance under this Sublease. For purposes of this Section 15.2(ii), "adequate assurance" of such cure, compensation or future performance shall be effected by the establishment of an escrow fund for the amount at issue or by bonding; or

                (iii)    Continuation After Default. If an Event of Default
                         --------------------------
exists under this sublease and Sublessee has abandoned the Subleased Premises, Sublessor shall also have the remedy described in California Civil Code Section 1951.4 (Sublessor may continue this Sublease in effect after Sublessee has breached this Sublease and abandoned the Subleased Premises and recover rent as it becomes due; provided, however that Sublessee has the right to sublet or assign this Sublease, subject only to the limitations set forth in Section 9 hereof). Acts of maintenance or preservation or efforts to relet the Subleased Premises or the appointment of a receiver upon initiative of Sublessor to protect Sublessor's interest under this Sublease shall not constitute a termination of Sublessee's right to possession; or

                (iv) Without liability to Sublessee or any other party and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Sublessee any property, material, labor, utilities or other service, wherever Sublessor or Prime Lessor is obligated to furnish or render the same so long as Sublessee is in default under this Sublease; or

                (v) Allow the Subleased Premises to remain unoccupied and collect rent from Sublessee as it comes due; or

                (vi) The remedies provided for in this Sublease are cumulative and are in addition to any other remedies available to Sublessor at law or in equity by statute or otherwise.

          15.3  No Election of Remedies. Sublessor's pursuit of any remedy or
                -----------------------
remedies, including without limitation, any one or more of the remedies stated in the foregoing Section 15.2 above, shall not (i) constitute an election of remedies or preclude pursuit of any other remedy or remedies provided in this Sublease or any other remedy or remedies provided by law or in equity, separately or concurrently or in any combination, or (ii) serve as the basis for any claim of constructive eviction, or allow Sublessee to withhold any payments under this Sublease.

          15.4  Application of Funds. If this Sublease shall terminate as a
                --------------------
result of or while there exists a default hereunder, any funds of Sublessee held by Sublessor may be applied by Sublessor to any damages payable by Sublessee (whether provided for herein or by law) as a result of such termination or default.

          15.5  Subsequent Actions. Neither the commencement of any action or
                ------------------
proceeding, nor the settlement thereof, nor entry of judgment thereon shall bar either party from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings for the recovery of such sum or sums so omitted.

          15.6  Rent. All sums which Sublessee has anywhere in this Sublease
                ----
agreed to pay to or reimburse Sublessor, whether designated as Costs, additional rent or otherwise, and whether for operating costs, telephone, utilities, taxes, sewer rents or rates, water rents or rates, insurance premiums, cost of repairs or otherwise, shall be deemed additional rent reserved in this Sublease, and Sublessor shall have for the collection thereof all the remedies available for the collection of unpaid rents.

          15.7  Sublessor's Right of Entry. Sublessor and its agents, servants,
                --------------------------
and employees may, but shall have no obligation to, upon the occurrence of an
(i) emergency or (ii) an Event of Default under Subsection 15.1 above, enter the Premises without any further notice to Sublessee, without any charge, liability or abatement of Rental, for purposes of taking any and all actions Sublessor deems necessary to avoid damage or injury to persons or property and/or to remedy any Event of Default under Subsection 15.1.

          15.8  Additional Remedies Under Prime Lease. If any event described in
                -------------------------------------
Section 14 of the Prime Lease shall occur in respect of Sublessee, the Subleased Premises or Sublessee's property, or if Sublessee shall default in the payment of any Rental or other amounts due hereunder or default in the performance or observance of any of the terms, covenants and conditions of this Sublease or of the Prime Lease on the part of Sublessee to be performed or observed, Sublessor shall be entitled to exercise any or all of the rights and remedies reserved by Prime Lessor in the Prime Lease, including, but not limited to, those rights and remedies provided by Section 14 of the Prime Lease, which Section is incorporated herein by reference, as if fully set forth herein, pursuant to the terms of Section 7.3 above.

     16.  Security Deposit. Sublessee shall deposit with Sublessor upon
          ----------------
execution hereof TWENTY THOUSAND FOUR HUNDRED AND NO/100 DOLLARS ($20,400.00) as
                 ------------------------------------------------------------
security for Sublessee's faithful performance of Sublessee's obligations under this Sublease. If Sublessee fails to pay any Rental due hereunder, or otherwise defaults with respect to any provisions of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any Rental in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit sufficient cash with Sublessor in the amount needed to restore said deposit to the full amount deposited prior to the application of said funds and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts and no interest or earnings shall be paid by Sublessor with respect to such security deposit. If no default of Sublessee under this Sublease or the Prime Lease remains outstanding and uncured on the expiration date of this Sublease, then any remaining balance of the security deposit shall be returned by Sublessor to Sublessee within thirty (30) days after the later of the expiration date of this Sublease or the date Sublessee has surrendered possession of the entire Subleased Premises to Sublessor in accordance with the terms of this Sublease.

     17.  Holdover. If Sublessee retains possession of the Subleased Premises or
          --------
any part thereof after the expiration or earlier termination of the Term, by lapse of time or otherwise, then for such holdover period Sublessee shall be a tenant-at-sufferance and during any holdover Sublessee shall be subject to and shall perform all obligations in accordance with all of the terms and conditions of this Sublease, except that Sublessee shall pay Base Rental and Costs equal to one hundred and fifty (150%) percent of the Base Rental and Costs paid for the last month of the Term and, in addition to the amounts specified above, Sublessee shall pay all other amounts due from Sublessee under the terms of the Sublease as if no holdover existed, plus all damages sustained by Sublessor by reason of Sublessee's retention of possession. Additionally, Sublessee shall remain liable to Sublessor and hereby agrees to indemnify, defend and hold Sublessor harmless from and against any and all claims, demands, actions, proceedings, suits, liabilities, losses, judgments, expenses (including attorneys' fees) and damages of any kind or nature whatsoever Sublessor may sustain as a result of any holdover by Sublessee, its assignees, sub-subtenants, successors or other transferees. Sublessor shall retain all of its rights and remedies against Sublessee during any holdover period. In no event shall there be any renewal of this Sublease by operation of law if Sublessee remains in possession of the Subleased Premises after the expiration of the Term.

     18.  Sale of Furniture. Sublesssor, upon execution of this Sublease, shall
          -----------------
convey to Sublessee, by a Bill of Sale prepared by Sublessor, the phone system, the furniture, the power distribution system currently located in the computer room and raised computer flooring existing in the Subleased Premises for a total sum of Fifty Thousand and no/100 Dollars ($50,000.00)(the "Purchase Price") which shall be due and payable in full upon execution of this Sublease. At the expiration or earlier termination of the term of this Sublease, Sublessee shall be responsible for removing the raised computer flooring from the Subleased Premises and restoring the Premises to the condition required as per the terms of the Prime Lease.

     19.  Signage. Sublessee shall have the right at Sublessee's sole cost and
          -------
expense to install signage in all locations utilized for signage by Sublessor at the time of execution of this Sublease. All signage installed by Sublessee must comply with any and all signage requirements of the Prime Lease, and Sublessee shall be responsible for obtaining any consent of Prime Lessor to such signage as required under the terms of the Prime Lease.

     20.  Miscellaneous. This Sublease shall be construed without regard to any
          -------------
presumption or other rule requiring construction against the party causing the Sublease to be drafted. Each covenant, agreement, obligation or other provision of this Sublease on Sublessee's part to be performed shall be deemed and construed as a separate and independent covenant of Sublessee, not dependent on any other provisions of this Sublease. Time is of the essence with respect to the obligations of Sublessee and Sublessor under this Sublease. Sublessee's and Sublessor's agents and employees have made no representations or promises with respect to the Building or Subleased Premises.

     21.  Insurance and Waiver of Subrogation. Sublessee is responsible for
          -----------------------------------
obtaining and maintaining coverage for all insurance Sublessor is required to obtain and maintain under the terms of Section 12.1 of the Prime Lease, all of which insurance shall contain a full waiver of subrogation for the benefit of Sublessor and Prime Lessor.

     22.  No Recordation of Sublease. Recording of this Sublease or any
          --------------------------
memorandum or short form thereof in any public records is prohibited.

     23.  Amendment of Prime Lease by Sublessor. Notwithstanding any other term
          -------------------------------------
or provision of this Sublease, Sublessor shall have the right to amend the terms and provisions of the Prime Lease, from time to time, provided that the terms of any such amendment do not adversely affect the terms of this Sublease or Sublessee's right to use or occupancy of the Subleased Premises pursuant to the terms of this Sublease.

     24.  Force Majeure. Sublessor shall be excused for the period of any delay
          -------------
and shall not be deemed in default with respect to the performance of any of the terms, covenants, and conditions of this Sublease when prevented from so doing by causes beyond its control, which shall include, but not be limited to, all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services, or acts of God (collectively "Force Majeure"). If Sublessor claims the occurrence of a Force Majeure event Sublessor must promptly give notice to Sublessee of the existence of such Force Majeure, the nature and extent thereof, the obligation hereunder affected thereby and the actions to be taken to abate or terminate such event. Notwithstanding the existence of any Force Majeure, Sublessee, following the Commencement Date, shall not be relieved of the obligation to pay Base Rental, Costs or other Rental, which shall be due under the terms of this Sublease.

     25.  Delay in Commencement. In no event shall Sublessor be liable for any
          ---------------------
delay in the Commencement Date in the event that Sublessor is unable to vacate the Subleased Premises prior to the Commencement Date. In the event that the Commencement Date is delayed beyond September 30, 1999, then Sublessee shall receive one (1) day of rent abatement for each one (1) day delay of the Commencement Date beyond September 15, 1999. In no event shall Sublessee receive more than thirty (30) days of rent abatement.

     IN WITNESS WHEREOF, the parties hereto hereby execute this Sublease as of the day and year first above written.

                              SUBLESSOR:
                              ----------

                              STERLING SOFTWARE (WESTERN), INC., a Delaware corporation

                              By:  /s/ Lee McElrath
                                   -----------------------------

                              Print Name: Lee McElrath
                                          ----------------------

                              Title:  V.P. Finance & Admin.
                                      --------------------------

                      [Signatures Continued on Next Page]

                                    SUBLESSEE:
                                    ----------

                                    @ROAD, INC., a California corporation

                                    By:  /s/ Krish Panu
                                       ---------------------------

                                    Print Name:  Krish Panu
                                               -------------------

                                    Title:  President / CEO
                                          ------------------------




The undersigned Brokers hereby acknowledge and agree to the terms of Section 11 above.


BROKERS:
--------

THE STAUBACH COMPANY

By: /s/ Bart Lammersen
    -------------------------

Print Name: Bart Lammersen
           ------------------

Title: Associate
      -----------------------


RICHARD ELLIS, INC.

By: /s/ Thor Wiles
   --------------------------

Print Name: Thor Wiles
           ------------------

Title: Associate
      -----------------------

                                 SPINNAKER ONE

SPINNAKER ONE: A FOUR-BUILDING 96,000 SQUARE FOOT COMPLEX DESIGNED FOR OFFICE,
              RESEARCH AND DEVELOPMENT AND LIGHT INDUSTRIAL USES.

                                  [SITE PLAN]

                                   EXHIBIT A

                                                                      EXHIBIT B


                         STANDARD INDUSTRIAL LEASE-NET
                         -----------------------------
                                 Lease Summary
                                 -------------

The following information affects the terms of the Basic Lease.


I.   LANDLORD: King & Lyons, a California Partnership
               -----------------------------------------------------------------

II.  TENANT:   Interlink Computer Sciences, Inc., a California Corporation
               -----------------------------------------------------------------

III. PREMISES: A 23,000 square foot portion of Building 2B of Spinnaker One
               -----------------------------------------------------------------
     specifically designated as 47366-82 Fremont Boulevard, Fremont, CA.
--------------------------------------------------------------------------------

IV.  TERM:

     Lease Term:                   Sixty               ( 60 ) months.
                  ------------------------------------  ----
     Lease Commencement [check one]:

      X   Subject to completion of improvements. Landlord's current estimate
     ---  of the substantial completion date is February 1, 1987.
                                                ----------  ----

          Commencement Date: ___________________________________, 19____.
     ---
          [Landlord initials:_________] [Tenant initials:_________]

V.   CHARGES:

     Base Monthly Rent: See Addendum                        ($___________).
                        ----------------------------------

     Security Deposit:  Fifteen Thousand Five Hundred
                        Seventy Dollars                     ($15,570,00).
                        ----------------------------------    ---------

     Percentage Share of Expenses: Seventy-Six and Seven Tenths percent (76.7%).
                                   ----------------------------          -----

     Estimated Monthly Expenses: Two Thousand Three Hundred Dollars ($2,300.00).
                                 ----------------------------------   --------

     Rental Adjustment Period or Date(s): See Addendum
                                          --------------------------------------
-------------------------------------------------------------------------------.

VI. ATTACHMENTS: The following Exhibits are attached to and a part of this Lease, for the purposes stated in the Basic Lease:

    Addendum, Exhibits A, B and C
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------.

VII. EXECUTION: The undersigned Landlord and Tenant agree to the provisions of this Lease, including the attached Basic Lease and the Exhibits identified above.

            LANDLORD                                   TENANT
            --------                                   ------

KING & LYONS                                 INTERLINK COMPUTER SCIENCES, INC.
-----------------------------                ----------------------------------

By: /s/ King & Lyons                         By: /s/ Lambert Onuma
-----------------------------                ----------------------------------
        King & Lyons                                 Lambert Onuma

Its: Partner                                 Its: President
-----------------------------                ----------------------------------
Address: 46721 Fremont Blvd.                 Address:
         --------------------                        __________________________
         Fremont, CA 94538
-----------------------------                __________________________________

_____________________________                __________________________________

_____________________________                __________________________________



                           Dated As Of: Dec 8, 1986.
                                        -----    --

                                  Basic Lease
                                  -----------

  1.  Parties. This Lease is entered into by and between the parties identified
      -------
in the Lease summary as Landlord and Tenant.

  2.  Premises. Landlord leases to Tenant, and Tenant hires from Landlord, all
      --------
or a portion (the "Premises") of a building (the "Building"), as identified in the Lease Summary. The Premises encompass all space bounded by the inside surface of the exterior walls and roof, the outside surface of all windows and exterior doors, the centerline of any partition walls, and the upper surface of the floor slab. A floor or plot plan depicting the building containing the Premises may be attached hereto as an Exhibit, with the Premises outlined in some suitable manner, solely for the purpose of designating the location of the Premises.

  3.  Term. This Lease shall begin on the commencement date and continue for the
      ----
term stated in the Lease Summary, in accordance with the following:

      3.1.  Commencement. The commencement date shall be the Commencement Date
            ------------
stated in the Lease Summary or, if no Commencement Date is stated, the earlier of (i) the date of substantial completion of the improvements to be constructed by Landlord on the Premises, according to any description of Landlord work set forth on an Exhibit or Addendum to this Lease, or.(ii) the date on which Tenant first uses a portion of the Premises in its business. "Substantial completion" shall have occurred on the first date on which (i) the governmental authority having jurisdiction has authorized occupancy of the Premises, (ii) electric power is available at the Premises, and (iii) the architect, engineer, or other person supervising construction of the improvements certifies that they are substantially complete and ready for occupancy, subject only to "punch-list" defects that do not materially diminish the usefulness of the Premises. Landlord shall advise Tenant, from time to time and in good faith, of the estimated completion date. Upon ascertaining the commencement date, the parties shall insert that date in the Lease Summary, as the "Commencement Date," and initial the insertion. If the commencement date is other than the first day of a calendar month, then the lease term shall extend for the number of months stated in the Lease Summary, beginning with the first day of the month following the commencement date.

      3.2.  Postponement. If, for any reason, Landlord is unable to deliver
            ------------
possession of the Premises to Tenant on a Commencement Date stated in the Lease Summary, the commencement of the lease term will be postponed, without liability to either party or affecting the validity of this Lease, and the term shall begin on such date as Landlord is able to deliver possession. However, if Landlord is unable to deliver possession within 180 days after execution of this Lease, then this Lease shall thereupon terminate without liability to either party.

  4.  Rental. As rental for the Premises, Tenant shall pay to Landlord, when due
      ------
and in lawful money of the United States, all sums required to be paid by Tenant under this Lease, without deduction or offset, and shall promptly discharge all other monetary obligations of the Tenant hereunder. Any payment not received by. Landlord when due shall thereafter bear interest, at the rate stated in. paragraph 17.1., until received, provided that Landlord will waive interest on any monthly rental payment received not later than the fifth day of that month (or the first business day following the fifth if the fifth falls on a weekend or holiday). All such sums shall be paid to Landlord at Menlo Park, California, or such other place in California as Landlord may designate.

      4.1. Base Monthly Rent. The base monthly rent shall be the amount stated
           -----------------
in the Lease Summary, payable in monthly installments in advance, on the first day of each calendar month during the lease term. If the commencement date is a day other than the first day of a calendar month, then the rent for that partial month shall be a fraction of the base monthly rent, based on the number of days in that partial month, including the commencement date, in proportion to the total number of days in the month; such rent shall be payable on the first day of the following month. Rent for the first calendar month of the term is payable upon execution of this Lease.

  5   Security. As security for the performance of its obligations under this
      --------
Lease, Tenant gives Landlord the security described in this paragraph.

      5.1. Deposit. Tenant shall deposit with Landlord, upon execution of this
           -------
Lease, the sum stated in the Lease Summary as the security deposit. which Landlord shall retain as a debtor and not as a trustee. Tenant acknowledges that the use value of the security deposit has been considered in determining the appropriate monthly rent for the Premises, and Tenant shall be entitled to no credit or compensation, by way of interest or otherwise, for Landlord's possession of the security deposit, which may be commingled with Landlord's own funds. If Tenant defaults in the performance of any of its obligations hereunder, Landlord may apply any portion of the deposit as necessary to cure the default or to compensate Landlord for its damages from the default, and Tenant shall, within ten days after

Landlord's demand therefor, deposit with Landlord the sum that is necessary to restore the deposit to the full original amount. Upon termination of this lease, and after Tenant has vacated the Premises, the amount of such deposit remaining, after curing Tenant's defaults and compensating Landlord for damages caused by Tenant shall be returned to Tenant at its last address known to Landlord.

  6.  Use. Tenant shall have use of 76.7% of parking spaces immediately
      ---
surrounding and servicing the subject building.

      6.1  Premises. The Premises shall be used only for general industrial,
           --------
warehousing, and office purposes. Notwithstanding these permitted uses, Tenant will engage in no activity on the Premises that would, in the judgment of any insurer of the Premises, increase the premium on any of Landlord's insurance over the amount otherwise charged therefor or cause such insurance to be cancelled. In its use of the Premises, Tenant will comply with all applicable laws, governmental regulations, and tract restrictions. Tenant will commit no nuisance or waste on the Premises and will not cause any unreasonable odors, noise, vibration, electronic emissions, or any other item to emanate from the Premises so as to damage Landlord's property or interfere with any other person.

      6.2. Exterior. No portion of the area outside of the Building is leased to
           --------
Tenant. However, Tenant may utilize truck access and turning areas in a reasonable manner, and Tenant may utilize designated parking areas, in common with Landlord's other tenants, for daily parking of passenger vehicles. Tenant shall have use of 76.7% of parking spaces immediately surrounding and servicing the subject building. No rubbish containers or other materials may be stored outside of the Premises unless screened and approved by Landlord. Tenant may not erect or maintain any sign or other marking on, or visible from, the exterior of the Premises without Landlord's prior written consent; such consent will not be unreasonably withheld for any sign that conforms to sign standards described on an Exhibit to this Lease. Tenant shall have no right of access to the Building roof, and Tenant shall make no penetrations in the roof without Landlord's prior written consent.

      6.3. Waste Materials. Tenant shall not discharge commercial or industrial
           ---------------
wastes into the sewer system serving the Premises All such wastes shall be disposed of only in sanitary containers that are regularly collected by a properly licensed waste disposal firm. If Tenant causes any waste materials to contaminate the Premises or any other property, Tenant shall indemnify Landlord and hold it harmless from all claims, demands, liabilities, and expenses, including attorneys' fees, arising out of such contamination.

  7.  Maintenance and Repair.
      ----------------------

      7.1. Original Condition. If the Premises are complete and vacant when this
           ------------------
Lease is signed, Tenant acknowledges that the Premises are now in good condition and are not in need of repair. If this Lease is executed while the Premises are occupied by another tenant or before the Landlord has completed improvements the Premises that are required by this Lease, then the Premises shall be deemed to be in good condition and not in need of repair as of the commencement date of the lease term, excepting only defects that could not be ascertained by reasonable inspection, unless, within thirty days thereafter, Tenant delivers to Landlord a written notice specifying the manner in which the Premises are not then in good condition and repair.

      7.2. Landlord's Obligations. Landlord shall maintain, at its expense, the
           ----------------------
structural soundness of the Building foundation, walls, floors, and roof except for structural maintenance required and due to Tenant's negligent use of the Premises. Subject to Tenant's obligation to pay a percentage share of the cost in accordance with paragraph 8, Landlord shall maintain the exterior of the Building and the landscaping, sidewalks, and parking areas (the "Common Area") serving the Building.

      7.3. Tenant's Obligations. Throughout the lease term, Tenant shall
           --------------------
maintain the Premises, all improvements on the Premises, and all equipment and systems that service the Premises in good condition and repair. The items to be repaired by Tenant include, for example and not as a limitation: plumbing, heating, air conditioning, ventilating, and electrical equipment; walls, floor slab surface and coverings, ceilings, doors, and glass. Tenant will cause all heating, ventilating, air conditioning, and electrical equipment to be maintained in accordance with the manufacturers' recommendations and specifications, and Tenant will place such equipment under service contract as required for proper preventative maintenance. At the end of the lease term, Tenant shall surrender the Premises to Landlord broom clean, in the same condition as they existed at the commencement of this Lease, together with such changes as are permitted to remain pursuant to this Lease, excepting only such ordinary wear as could not have been avoided by routine maintenance. This obligation shall not include unrepaired damage that Landlord may be obligated to repair under Paragraph 10 of this Lease. If Tenant fails to perform proper maintenance or repair, including preventative maintenance where appropriate, Landlord may, after reasonable notice to Tenant (or without notice for emergency repairs), cause the same to be performed and the cost thereof will promptly be paid by Tenant upon receipt of a statement from Landlord setting forth the amount due.

  8.  Costs. Tenant shall pay all utility and maintenance costs, property taxes,
      -----
and insurance premiums associated with the Premises, as described below.

to the Premises, including fire sprinkler monitoring; if utilities are not separately metered to the Premises, Tenant shall pay for its percentage share. Tenant shall pay its percentage share of all costs incurred by Landlord for maintenance and repair of the building exterior and Common Area during the lease term, including but not limited to painting, parking lot surfacing and roof maintenance (excluding in the case of roof maintenance, expenditures for capital items).

     8.2.  Property Taxes. Tenant shall pay its percentage share of all taxes,
           --------------
general and special assessments, and other charges imposed by any taxing authority and levied against the property containing the Premises or against Landlord by virtue of its ownership thereof or collection of rental income therefrom (excepting only estate taxes, inheritance taxes, and income taxes that are payable on nonrental as well as rental income). "Taxing authority" includes all entities having taxing or assessment authority by law or by virtue of any recorded instrument binding on the owner of the Premises.

     8.3.  Insurance. Tenant shall pay its percentage share of all premiums for
           ---------
such insurance, as shall be carried by Landlord to its full replacement cost value excluding the cost of excavations, foundations and footings, against all perils included in the classifications of fire, extended coverage, vandalism, malicious mischief, special extended perils, and all-risk sprinkler leakage; against loss of Building rents, property taxes, and insurance costs for a period of not more than six months; against personal injury and property damage liability to the extent such insurance is not provided by Tenant under this Lease; against such other hazards as are then normally insured against by owners of commercial buildings of the sort containing the Premises.

     8.4.  Percentage Share. Tenant's percentage share of the costs described
           ----------------
above shall be the percentage stated in the Lease Summary, or, if no percentage is there stated, shall be determined by the square footage of the Premises divided by the square footage of the Building. However, if Tenant utilizes more than its proportionate share of the Common Area, for parking or other purposes, or more than a normal amount of any utility service, then Landlord may equitably increase Tenant's percentage share of costs associated with those items to account for such additional usage. Tenant's percentage share of property taxes may also be equitably adjusted by Landlord to take account of any disproportionate burden imposed by special improvements or valuations relating to other portions of the building or to other buildings on the tax parcel, which adjustment may raise or lower Tenant's percentage share; valuation data contained on the tax assessor's worksheets, if available, shall conclusively determine the manner in which any equitable adjustment is to be made. Tenant shall have the right to review the tax assessor's worksheets as a method of auditing Landlord's allocations of property taxes to be paid by Tenant.

     8.5.  Payment. At Landlord's election, Tenant shall pay its percentage
           -------
share of such costs to Landlord either (i) when incurred, on the basis on Landlord's periodic billings, or (ii) monthly in advance, on the first day of each calendar month, and the monthly amount shall be determined by Landlord's then-current estimate of the average monthly costs. If periodic billings are utilized, Tenant's payment shall be due ten days after the billing date. Landlord's initial estimate of the average monthly cost may be stated in the Lease Summary. Periodically, but not less frequently than annually, Landlord will provide Tenant with an accounting of all such costs for the preceding period, and an appropriate sum will be credited or debited against Tenant's next monthly rental payment so as to equalize Tenant's actual payments and Tenant's actual share of costs for the period. Landlord may revise its monthly cost estimate, and provide Tenant with an accounting for the previous period, at any time during the lease term. If the lease term includes only a portion of a taxing or insured period, then Tenant shall pay a pro rata portion of the total property taxes or insurance premiums, based upon the number of days in the lease term that are included in the taxing or insured period; however, Tenant shall pay the entire amount of any property tax, for the tax year in which this Lease terminates (or for the succeeding tax year if this Lease terminates after the lien date for that tax year), levied on or attributable to improvements or property that is to be removed from the Premises by Tenant prior to or at the end of the lease term. If the Lease terminates before the property taxes for the then-current fiscal year are known, the amount of the tax shall be reasonably estimated on the basis of the best available information on current assessments a and tax rates or, if no such information is available, shall be projected at the same rate as was imposed for the last previous taxing period, plus 2%.

  9.  Alterations.
      -----------

     9.1.  Tenant Work. Tenant shall make no alteration, addition, or utility
           -----------
installation ("Changes") on or to the Premises without Landlord's prior written consent. In making approved Changes, Tenant shall comply with all applicable building code requirements. Unless Landlord has specifically waived this provision in writing prior to the installation of Changes, such Changes (i) shall be removed from the Premises, and all damage resulting from such removal repaired by Tenant, prior to the end of the lease term, or (ii) shall remain on the Premises at the end of the lease term and become the property of Landlord, at Landlord's election. If Landlord does not notify Tenant, at least three months prior to the end of the lease term, of its election to have Changes remain on the Premises, then Landlord shall thereby have elected to require Tenant to remove such Changes. In making all Changes, Tenant shall hold Landlord harmless from mechanics' liens and all other liability resulting therefrom.

     9.2.  Landlord Work and Entry. Upon execution of this Lease, or at such
           -----------------------
later time as is feasible and consistent with the terms hereof, Landlord shall commence construction of any improvements depicted or described as Landlord work on an Exhibit or Addendum to this Lease. Construction of such improvements shall be pursued to completion with reasonable diligence, subject to delays for reasons beyond Landlord's reasonable control ("Unexpected Events"). Unexpected Events include, for example, labor difficulties, inclement weather, rationing or other governmental controls, and shortages of materials or services.

All such improvements shall become part of the Premises and remain thereon at the termination of the Lease. Landlord may enter the Premises at any time for inspection purposes, and may enter during normal business hours to show the Premises to prospective Tenants in the last 180 days of the lease term accompanied by employers of Tenant.

  10.  Damage. If any structural portion of the Premises that Landlord is
       ------
obligated to maintain is damaged or destroyed by any cause, if such damage is insured against, and if the insurance proceeds are available for rebuilding, then this Lease will not terminate and Landlord will cause such damage to be repaired with reasonable diligence, subject to delays in the disbursement of insurance proceeds and Unexpected Events. Landlord's obligation in this regard shall be enforceable by Tenant only if such damage interferes with Tenant's reasonable occupancy of the Premises. Tenant's rent will abate to the extent that the damage and repair period interfere with Tenant's use of the Premises. See Paragraph 29.0 of Addendum. If Landlord elects to repair, rent will abate in the manner described above; other than the obligation to repair stated above, Landlord shall have no liability to Tenant on account of the damage.

  11.  Condemnation. If there is a taking by eminent domain or a transfer under
       ------------
threat thereof of (i) the entire Premises, or (ii) so much of the Premises, for the balance of the lease term, as prevents the continued reasonable conduct of Tenant's business thereon, then this Lease shall terminate as of the date that possession of the condemned premises is delivered to the condemnor. No other such taking or transfer shall terminate this Lease. All condemnation proceeds shall be the property of Landlord, excepting only such portion thereof as is designated by the condemnor as compensation for Tenant's moving expenses, of Tenant's goodwill, or for Tenant's trade fixtures and improvements to the Premises actually owned by Tenant.

  12.  Liability.
       ---------

     12.1.  Insurance. Tenant shall, at its expense, maintain in force during
            ---------
the lease term a combined single limit policy of bodily injury and property damage insurance, having a liability limit of not less than One Million Dollars ($1,000,000), with contractual liability endorsement, insuring Landlord and Tenant against all liability arising out of the owner ship, use, occupancy, or maintenance of the Premises and appurtenant areas. Such insurance shall be endorsed as primary and non-contributing, as to any policy carried by Landlord. Tenant will deliver to Landlord a certificate evidencing such insurance and providing that the insurance will not be cancelled except on at least 30 days notice to Landlord.

     12.2.  Indemnity. Tenant shall indemnify Landlord and hold it harmless from
            ---------
all claims, demands, liabilities, and expenses, including attorney's fees, arising out of Tenant's use of the Premises or from any acts permitted by Tenant on the Premises, excluding claims or actions based upon Landlord's active negligence or willful misconduct.

     12.3. Waiver of Liability (No Subrogation). To the extent allowable by the
           ------------------------------------
applicable insurance without reduction of coverage, Landlord and Tenant hereby waive all rights of recovery against the other for loss or damage that is compensable by insurance then in force or required by this Agreement.

  13.  Transfer.
       --------

     13.1  Transfer by Tenant. Tenant shall not assign, sublet, or otherwise
           ------------------
transfer, or permit a transfer of, all or any portion of its interest in this Lease, the Premises, or of a controlling interest in any Tenant entity, without Landlord's prior written consent, which shall not be unreasonably withheld. No such consent shall relieve Tenant of any liability under this Lease, nor shall it constitute consent to any further transfer. As a condition of such consent, the transferee must assume all of Tenant's liabilities hereunder.

     13.2. Transfer by Landlord. The liability of Landlord hereunder shall
           --------------------
exist only in respect to the period that Landlord is the owner of the Premises, but all of Landlord's obligations shall run with the land and be binding upon all subsequent owners thereof. Upon any transfer of Landlord's interest in the Premises, and notification thereof to Tenant, Landlord shall be relieved of all liability hereunder except such as may have accrued prior to the transfer provided transferee agrees to assume Landlord's obligations under this Lease.

  14.  Default.
       -------

     14.1  Events. The occurrence of any of the following events shall
           ------
constitute a material breach of this Lease and default by Tenant:

       14.1.1. Failure to pay rental within three days after Landlord's delivery to Tenant, in the manner described in Section 1162 of the California Code of Civil Procedure, of written notice of default;

       14.1.2. Failure by Tenant to perform any nonmonetary obligation under this Lease where such failure continues for more than thirty days or after receipt of written notice from Landlord, the failure cannot reasonably be cured within thirty days, for a period exceeding the time within which such failure could be cured with reasonable diligence


       14.1.3. A general assignment by Tenant for the benefit of creditors; the filing of a petition by or against Tenant, seeking adjudication or reorganization under the Bankruptcy Code; the appointment of a receiver to take possession of, or a levy by way of attachment or execution upon, substantially all of Tenant's assets at the Premises;

       14.1.4. Tenant falsely stating its financial condition to Landlord, either before or after the execution of this Lease.

     14.2  Remedies. After any breach or default by Tenant, Landlord shall have
           --------
all, rights and remedies afforded by law, including but not limited to the following:

       14.2.1. If Tenant's right to possession is expressly terminated in writing by Landlord because of such breach, Landlord may recover from Tenant such damages as may be allowed under the laws of California, with interest at the rate specified in paragraph 17.1, including the worth at the time of the award of the amount by which the unpaid rent, for the balance of the term after the time of the award, exceeds the amount of such rental loss that the Tenant proves could have been reasonably avoided, as discounted to the then present value at a rate equal to one percent (1%) over the discount rate of the Federal Reserve Bank of San Francisco at the time of the award.

       14.2.2. Without terminating Tenant's right to possession, Landlord may enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. For purposes of this provision, any reletting of the Premises for a term of less than the unexpired term of this Lease or any reletting of a portion of the Premises shall, at Landlord's option, be deemed to terminate the Tenant's right to possession only with respect to such portion of the unexpired term or such portion of the Premises as is the subject of such reletting.

       14.2.3. Landlord may cause a receiver to be appointed to take possession of the Premises and all of Tenant's property thereon to protect Landlord's interest therein.

  15.  Subordination. At the option of the holder of any security interest
       -------------
encumbering the Premises, this Lease shall be either prior to, or subordinate to, the lien of such security interest, provided that subordination to a security interest created after execution of this Lease shall occur only if the security holder agrees in writing that Tenant's occupancy of the Premises will not be disturbed by such security holder, or its successor in interest, so long as Tenant is not in default in the performance of its obligations hereunder.

  16. Tenant Statements.
      -----------------

     16.1  Offset. At the request of any prospective purchaser or encumbrancer
           ------
of the Premises, and for the benefit of such person, Tenant will, from time to time as required, within ten days after notice from Landlord, execute a written statement certifying that, to the best of Tenant's knowledge, (i) this Lease is then unmodified and is in effect, (ii) no rent other than that for the current month has been paid in advance, (iii) Landlord is not then in default in the performance of any of its obligations, or specifying the manner in which any of said matters is untrue. Tenant's failure to execute such written statement within the time required shall constitute an admission by Tenant, which may be relied upon by such person, that this Lease is then in effect without modification, that no advance rent has been paid, and that Landlord is not then in default.

     16.2.  Occupancy Certificate. Upon accepting occupancy of the Premises,
            ---------------------
Tenant will, if required by any mortgagee or prospective mortgagee of the Premises, complete, execute, and deliver to Landlord a certificate reflecting Tenant's acceptance of the Premises, in such reasonable form as may be required by the mortgagee.

  17.  General Provisions.
       ------------------

     17.1.  Monetary Payments. Any monetary payment that is required by this
            -----------------
Lease and is not made by Tenant When due shall thereafter bear interest at the maximum rate as permitted by law. No acceptance by Landlord of any monetary payment shall constitute a waiver by Landlord of any default by Tenant hereunder.

     17.2.  Quiet Enjoyment. So long as Tenant is not in default hereunder,
            ---------------
Landlord warrants to Tenant the quiet possession of the Premises throughout the lease term, commencing upon Tenant's actual possession of the Premises, against all persons lawfully claiming possession thereof.

     17.3.  Construction. The rent payable under this Lease has been determined
            ------------
in light of all Other provisions hereof. Both parties have had equal opportunity to review this Lease and eliminate any ambiguities contained herein, and this Lease shall be fairly interpreted in accordance with its reasonable meaning, neither for nor against either party, neither of which is to be considered as having drafted this Lease. Captions are for convenience only and do not define or limit the provisions of this Lease.

     17.4.  Notices. Any written notice required to be given to a party
            -------
hereunder will be effective Upon the earlier of (i) the date that it is delivered in the manner required by applicable law, or (ii) three days after mailing, if mailed by first class, certified United States mail, posted in California, and addressed to the party at its address stated in the Lease Summary, or, if no address is there stated, to Tenant at the Premises and to Landlord at its then-current address for payment of rent.

     17.5.  Entire Agreement. This Lease constitutes the entire agreement
            ----------------
between the parties concerning the subject matter; neither party has made any representations or warranties to the other except as set forth herein.

     17.6.  Attorney's Fees. In any suit commenced by Landlord on Tenant, the
            ---------------
prevailing party shall be entitled to recover its attorneys' fees from the other.

     17.7.  Time.  Time is of the essence in the performance of all obligations
            ----
required by this Lease.

     17.8.  Addendum. If an Addendum containing additional provisions is
            --------
attached to this Lease, the provisions of that Addendum override the provisions of the Basic Lease to the extent they are inconsistent herewith.

     17.9.  Counsel. If a party was represented by counsel in connection with
            -------
the negotiation and execution of this Lease, that fact is indicated by the party's initials below.

Landlord's initials:__________                  Tenant's initials:_______

                                   ADDENDUM
                                   --------

LANDLORD:  King & Lyons, a California Partnership

TENANT:    Interlink Computer Sciences, Inc., a California Corporation

PREMISES:  A 23,000 square foot portion of Building 2B of Spinnaker One specifically designated as 47366-82 Fremont Boulevard, Fremont, California.



     18.0  Rental Schedule:  The base monthly rental payable during the lease
           ---------------
term is as follows:


                  Months                                        Rent
                  ------                                        ----

                    1-5                                        $     0
                    6-18                                        11,890
                    19-60                                       15,570

The rent for month six (6) of the lease term shall be payable upon occupancy of the Premises by Tenant.

     19.0  Security:  In addition to the security required under Paragraph 5 of
           --------
the Lease Agreement, Tenant shall deposit with Landlord as "additional security" the amount of Forty Thousand Dollars ($40,000) in the form of cash or an equivalent acceptable to Landlord. Said additional security shall be deposited with Landlord on or before December 31, 1986. Should Tenant receive at least Two Million Dollars ($2,000,000) of equity funding prior to December 31, 1986, then this requirement for an additional security deposit shall be waived by Landlord. If Tenant receives at least Two Million Dollars ($2,000,000) of equity funding at any time during the lease term, the additional security will be released upon written notice of said funding.

     20.0  Landlord's Work:  Landlord's work shall consist of the construction
           ---------------
of tenant improvements generally as depicted on the attached Exhibit B constructed in accordance with Landlord's Tenant improvement standards. An allowance of $18.50 per square foot ($425,500) shall be provided by Landlord towards the cost of these tenant improvements. This allowance shall include the cost of architectural fees, and permits required by the City of Fremont. This allowance shall also include a $23,000 portion of the allowance for Landlord's Additional Work which covers the costs of constructing the computer room as depicted on Exhibit B and as further provided in paragraph 21.0 of this Addendum. Tenant shall have the right to audit all costs of Landlord's Work.

     Should the costs described above be greater than $18.50 per square foot (the allowance), Landlord hereby agrees to increase the allowance to a maximum of $20.00 per square foot provided that the base monthly rent payable during the term shall increase at the rate of 1.0c per square foot per month during months 1 through 18 of the lease term for each $1.00 per square foot of cost in excess of the allowance and 1.25c per square foot per month during months 19 through 60 of the lease term for each $1.00 per square foot of cost in excess of the allowance. Tenant shall not be responsible for the payment of additional rent for costs of Landlord's Work as described in this paragraph in excess of $20.00 per square foot. This maximum of $20.00 per square foot shall not apply to Landlord's additional work as provided in Paragraph 21.0 of this Lease, except for the $23,000 portion of this work allocated as Landlord's Work and subject to the provisions of this Paragraph 20.0.

Addendum
Page 2

     Should the above-described costs be less than the allowance, the base monthly rent shall decrease at the rate of .85c per square foot per month during months 1 through 18 of the lease term for each $1.00 per square, foot of costs less than the allowance and 1.12c per square foot per month during months 19 through 60 of the lease term for each $1,00 per square foot of cost less than the allowance.

     21.0 Landlord's Additional Work:  The computer room as depicted on the
          --------------------------
attached Exhibit B shall be constructed by Landlord as additional work. An allowance of $4.50 per square foot ($103,500) shall be provided by Landlord towards the cost of the computer room. A portion of this allowance equal to $23,000 has been included in Landlord's Work under paragraph 20 of this Lease Agreement. The remaining portion of the allowance equal to $3.50 per square foot ($80,500) in cost shall be reimbursed to Landlord subject to the provisions of this paragraph 21. A $40,000 portion shall be reimbursed to Landlord in cash payable on or before December 31, 1986. The remaining portion of the allowance ($40,500) shall be reimbursed to Landlord during months 6 through 60 of the lease term at the rate of 2.43c per square foot per month for each $1.00 per square foot of remaining cost. Should the actual cost of Landlord's additional work as described in this paragraph be more or less than the allowance, the monthly payment described above shall be adjusted up or down at the rate of 2.43c per square foot per month for each $1.00 per square foot that the actual costs is more or less than the allowance.

     22.0 Commencement:  Tenant shall be allowed access to the Premises as soon
          ------------
as feasible prior to the commencement date of this Lease for the purposes of installing personal property such as computers, temporary partitions, telephones and other items. Said access shall be provided only if it does not interfere with the construction of tenant improvements and in any way delays the completion of the tenant improvements.

     23.0 Postponement:  If the Premises are not substantially complete and
          ------------
ready for Tenant's occupancy after ninety (90) days from the date Tenant executes this Lease Agreement or approves the plans and specifications for tenant improvements, whichever occurs later, Tenant shall receive one day of occupancy rent free for each day beyond ninety days that occupancy is delayed. The 90-day period for substantial completion shall not include days lost due to delays in completion of construction that are caused by Tenant, either through changes or additions that are requested by Tenant in the construction of tenant improvements or delays in construction that are caused by Tenant's access to the Premises prior to the commencement date.

     24.0 Option to Renew:  Tenant shall have the option to renew the initial
          ---------------
five (5) year term of the Lease for one (1) additional period of five (5) years ("Option Period") on the same terms and covenants and conditions provided herein, except that upon such renewal the Monthly Rent due hereunder shall be determined as provided below. Tenant shall exercise such option by giving Landlord written notice ("Option Notice") at least one hundred eighty (180) days prior to the expiration of the initial term of this Lease.

     The initial monthly rent for the Option Period shall be determined as follows:

     (i) The parties shall have thirty (30) days after Landlord receives the Option Notice within which to agree on the initial Monthly Rent for the Option Period based upon the then fair market rental value of the Premises. If the parties agree on the initial Monthly Rent for the Option Period within thirty
(30)

Addendum
Page 3

days, they shall immediately execute an amendment to this Lease stating the initial Monthly Rent for the Option Period.

     (ii) The "then fair market rental value of the Premises" shall mean the fair market monthly rental value of the Premises as of the commencement of the Option Period; taking into consideration the uses permitted under this Lease, the quality, size, design and location of the Premises, and comparable buildings located in Fremont, California.

     If Landlord and Tenant area are unable to agree on the "then fair market rental value of the Premises" then this Lease shall expire at the end of the Initial Term.

     25.0 Waste Materials:  Subject to the provisions of Paragraph 6.3 of the
          ---------------
Lease, to the best of Landlord's knowledge the land upon which the Premises are constructed are free of hazardous waste and contaminants as of the commencement date of this Lease.

     26.0 Property Taxes:  Tenant shall not be responsible for its percentage
          --------------
share of tax increases as provided in Paragraph 8.2 of the Lease, if such increases are caused by Landlord's voluntary transfer of the Premises or any interest therein. This Paragraph shall apply only if the transfer occurs during the last thirty months of the original lease term and shall apply only to tax increase payments due from Tenant from the actual date of transfer during the last thirty months of the term through expiration of the original lease term.

     27.0 Insurance:  Subject the provisions of Paragraph 8.3 of the Lease,
          ---------
Landlord shall have the option to insure the Premises at any time during the lease term or extension thereof against the perils of earthquake.

     28.0 Alterations:
          -----------

          28.1  Tenant Work: Landlord hereby gives Tenant permission to install
                -----------
cables for computer terminals and phone lines along with other non-structural interior improvements. Tenant shall, at Landlord's request, remove any such improvements at Tenant's sole expense upon expiration of this Lease or any extension thereof.

          28.2  Landlord's Work: Landlord shall construct for Tenant's benefit a
                ---------------
computer room as depicted on the attached Exhibit B. The computer room shall include a raised computer floor and a Halon system located beneath the raised floor. It is anticipated that the $40,000 cash payment by Tenant for the reimbursement of a portion of the cost of constructing the computer room in accordance with Paragraph 21.0 of this Addendum, shall cover the cost of the computer floor and Halon system. Therefore, Tenant shall retain ownership of the computer floor and Halon system. Landlord shall require Tenant to remove these items and repair any damage to the Premises caused by such removal at Tenant's sole expense upon expiration of this Lease or extension thereof.

     29.0 Damage: If the damage referred to in Paragraph 10 of the Lease is not
          ------
insured against, or the available insurance proceeds are insufficient for the repair, or if the damage occurs within the last six months of the lease term and the cost of repair is greater than 5% of the replacement cost of the building, Landlord may, at its option, exercised by notice to Tenant within thirty days of the date that Landlord acquires knowledge of the damage, elect either to complete the repair at its expense or to terminate this Lease as of the date of damage. Tenant shall also have the option to pay for the restoration or

Addendum
Page 4


repairs and by so doing, the Landlord will not have the option to terminate this Lease.

     30.0 Indemnity: Commencing with Tenant's entry onto the Premises, and
          ---------
continuing throughout the term of this Lease, including all extension periods, Tenant shall not be liable for, and Landlord shall indemnify and defend Tenant, its officers, directors, employees, shareholders, agents and representatives, or any of them, and the successors and assigns of such parties (collectively "Tenant Indemnitiees"), from and against any and all claims damages, liabilities, Judgments and expenses (including attorneys' fees and other costs), for injury to persons, loss of life or damage to property occurring within, around or adjacent to the Premises, and arising directly or indirectly out of Landlord's construction of the Premises, Landlord's failure to perform any of its obligations under this Lease, or any act of or failure to act by Landlord or any agent or representative of Landlord while on the Premises; provided however, Landlord shall have no liability for any injury, loss of life or damage to property occurring in or about the Premises due to the sole negligence or willful act or failure to act of Tenant, its partners, agents, contractors, officers, directors, employees, shareholders or invitees. Landlord's liability under this Paragraph shall be reduced by the net proceeds of any insurance carried by Landlord to the extend such proceeds are applied toward payment of such claims, damages, expenses, liabilities and judgments. Notwithstanding the foregoing, any liability of Landlord to Tenant under this Paragraph shall be satisfied only out of Landlord's estate hereunder or any insurance held by Landlord, and Tenant may not obtain any personal or deficiency judgment against Landlord or any of Landlord's partners, officers, employees or agents.

     31.0 Waiver of Subrogation: Landlord and Tenant each shall, prior to or
          ---------------------
immediately after signing this Lease, procure from each of their respective insurers under all policies of property, fire, theft, public liability, Worker's Compensation and other insurance now or hereafter existing during the term hereof and purchased by it insuring or covering the Premises or any person or any contents thereof, or any operations therein, a waiver of all rights of subrogation with each such insurer might otherwise, if at all, have to any claims against the other to the extent required by this Lease Agreement and Addendum.

     32.0 Real Estate Commission: Landlord and Tenant mutually agree that the
          ----------------------
only broker of record in this transaction is Galaxy Realty Investment Consultants represented by Mr. Sy Najjar. It shall be Landlord's sole obligation, to pay the agreed upon commission to Galaxy Realty in connection with negotiating this Lease.

     33.0 Transfer by Tenant: Subject to the provisions of Paragraph 13 of the
          ------------------
Lease, Landlord shall consent to a transfer of this Lease to an entity Tenant controls, is controlled by or is in common control with parent or any transfer of stock of the Tenant including the transfer in connection with consolidation or non-bankruptcy of Tenant or assignment in connection with transfer of substantially all of the assets of the Tenant so long as such transfer or assignment is to an entity whose financial condition is equal to or greater than that of the Tenant and whose use of the Premises shall be consistent with that of the Tenant.

Addendum
Page 5


     34.0 Landlord hereby agrees to notify Tenant of Landlord's intent to sell the subject building in which Premises are located so that Tenant may have an opportunity to offer to purchase the building.

                                END OF ADDENDUM

                                   EXHIBIT C
                         TENANT IMPROVEMENT STANDARDS

OFFICE AREA
-----------

1) Carpet throughout the office area except for sheet vinyl in the restrooms and lunch room area. Carpet shall consist of 20 ounce level loop direct glue-down carpet by Design Weave without pad.

2)   Suspended acoustical ceiling consisting of a 2' X 4' exposed grid.

3)   Recessed fluorescent lighting fixtures.

4)   Heating, ventilating and air conditioning.

5) Doors and partitions as shown with partitions to be textured and painted. Doors are B-3 pre-finished birch, solid core with 20 minute label.

6)   Bathroom and lunch room fixtures as shown.

7) Electrical service adequate to serve improvements as shown with standard switching, electrical and telephone outlet distribution. Telephone outlets include pull wire, cable provided by others.

WAREHOUSE
---------

1)   Chain hung strip fluorescent lighting.

2)   Sealed concrete floor.

FEES AND PERMITS
----------------

     The tenant improvement allowance shall also include Landlord's architectural fees and the cost of permits to be issued by the City of Fremont.

EXCLUSIONS
----------

     The tenant improvement allowance does not include the following:

1)   Window coverings.

2)   Electrical data gathering lines or security equipment.

3)   Telephonic or other communications systems.

4)   Electrical and telephone outlets in the warehouse.

     ALLOWANCE SHALL INCLUDE SIX (6) ELECTRICAL OUTLETS IN THE STOREROOM AND ASSEMBLY-TEST AREA.

                            SECOND ADDENDUM TO LEASE
                            ------------------------

     This SECOND ADDENDUM TO LEASE (Addendum) is dated for reference purposes as

12/5, 1988 and is made between King & Lyons, a California Partnership ("Landlord") and Interlink Computer Sciences Corporation, a California Corporation (Tenant) to be a part of that certain Lease dated December 8, 1986 between Landlord and Tenant (herein the "Lease") concerning 23,000 square feet of space located in a portion of Building 2B of Spinnaker I at 47366-82 Fremont Boulevard, Fremont, California. Landlord and Tenant hereby agree that the Lease is hereby modified and supplemented as follows:

     1.   Expansion Space: Tenant shall lease the expansion space consisting of,
          ---------------
7,000 square feet located adjacent to Tenant's existing premises at 47358 Fremont Boulevard, Fremont, California. The Lease for the expansion space shall be upon terms and conditions described in the Lease as modified herein.

     2.   Expansion Space Improvements: Landlord shall construct tenant
          ----------------------------
improvements to the expansion space in accordance with plans and specifications mutually agreeable to Landlord and Tenant.

     3.   Monthly Rent: Upon completion of the improvements to the expansion
          ------------
space, the base monthly rent for the expansion space shall be $5,075 per month utilizing a $10 per square foot improvement allowance for the construction of the subject improvements including the costs of plans and permits associated with said construction. Should the improvement costs for the expansion space exceed the allowance of $10 per square foot ($70,000), one half of the additional cost shall be paid directly to Landlord by Tenant with the remaining one half causing the rent to increase at the rate of 2.25c per month per $1.00 of additional costs. The improvement costs for the expansion space shall not exceed $95,200.

     4.   Extended Term: The lease term for the entire premises (the original
          -------------
and expansion space) shall be extended for a period of sixty months from the date of completion of construction of the improvements to the expansion space ("Extended Term"). The total base monthly rent for the entire premises during the Extended Term shall be $21,677 per month plus any adjustment for additional improvement costs over and above the allowance of $70,000.

     IN WITNESS WHEREOF, the parties hereto have signed this Extension Agreement as of the day and year first above written.


                              SCI Limited Partnership-I, a Delaware Limited
                              ---------------------------------------------
                              Partnership
                              -----------



                              By:    /s/ Irving F. Lyons
                                     --------------------------------------
                              Name:  Irving F. Lyons, III
                                     --------------------------------------
                              Title: Managing Director
                                     --------------------------------------

                                                                        LANDLORD


                              Interlink Computer Sciences Corporation, a
                              ---------------------------------------------
                              California Corporation
                              ---------------------------------------------


                              By:    /s/ J Heffernan
                                    ---------------------------------------
                              Name:  J Heffernan
                                    ---------------------------------------
                              Title: CFO
                                     --------------------------------------

                                                                          TENANT

                              EXTENSION AGREEMENT
                              -------------------

     THIS EXTENSION AGREEMENT is entered into as of the 19th day of January, 1996, by and between SCI Limited Partnership, a Delaware Limited Partnership (formerly known as Bayside Spinnaker Partners I, a California Limited Partnership) (the "Landlord") and Interlink Computer Sciences Corporation, a California Corporation (the "Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant have entered into a Lease, dated as of the 8th day of December, 1988, pursuant to which Landlord leased to Tenant certain premises located at 47370 Fremont Boulevard, Fremont, CA 94538 (such lease, as heretofore and hereafter modified, being herein referred to as the "Lease").

     WHEREAS, Landlord and Tenant desire to extend the term of the Lease on the terms and conditions set forth below.

     NOW THEREFORE, in consideration of Ten Dollars ($ 10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord and Tenant agree as follows:

     1. The term of the Lease is extended for sixty (60) months, such that the Lease shall terminate on the 31st day of December, 2000. All of the terms and conditions of the Lease shall remain in full force and effect during such extension period except that the Monthly Base Rent during such extension shall be as follows:

          January 1, 1996 - June 30, 1998   $18,240
          July 1, 1998 - December 31, 2000  $18,960

     2. As part of this Extension Agreement, Landlord shall construct the tenant improvements as Described below:

          - repaint interior ( Paint to be White Opal for main areas and Colonial Sand for accent walls)
          - new carpet throughout the office area (not including computer room) - carpet shall be DesignWeave New Barrymore, Montego. Carpet for the three conference rooms shall be DesignWeave Pinnacle, Forest.
          -    reseal warehouse floor
          -    remove fencing in warehouse area
          -    replace sinks and faucets in restrooms
          -    install wall and door to screen shower area in ladies restroom
          -    add additional lighting in shower areas
          -    new carpet and VCT in kitchen (Armstrong tile, Sand Rift White)
          -    mini blinds in kitchen area
          -    install three 36" wide overhead cabinets in kitchen area
          -    install three 110V duplex outlets in kitchen area
          - provide $350 allowance for Aqua Group 25 gallon per day water filtration system
          -    repair bubble in men's restroom counter top
          -    install icemaker line
          -    replace counter top in kitchen (Wilsonart, Opal Mix)
          - provide overtime budget to accomplish re-painting and re-carpeting of the support area only (approximately 6,000 square feet

          Landlord shall provide supplemental Tenant Improvement allowance, 50% of the cost to retrofit the data center, not to exceed $12,500. This allowance shall be expended by September 1996 to provide retrofit of the data center. This shall by no means relieve Tenant of its responsibility of removing the data center upon Lease Termination as detailed in Paragraph 28.2 of the original Lease dated December 8, 1988. The removal amount expended by Landlord shall be paid back to Landlord together with interest at 11% per annum in equal monthly installments over the remaining lease term.

     3. Upon execution of this Extension, Tenant shall pay Landlord $720 which is the remaining rent due for January 1996.

     4. Except as modified herein, the Lease, and all of the terms and conditions thereof, shall remain in full force and effect.

     5. Any obligation or liability whatsoever of Security Capital Industrial Trust, a Maryland real estate investment trust, which may arise at any time under the Lease or this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby, shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees, or agents regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

                                THIRD ADDENDUM

This Third Addendum to the Lease ("Addendum") is dated for reference purposes as of 10/5, 1993 and is made between Bayside Spinnaker Partners I, a California Limited Partnership ("Landlord") (formerly King & Lyons, a California Partnership) and Interlink Computer Sciences Corporation, a California Corporation ("Tenant") to be part of that certain Lease dated December 8, 1986 between Landlord and Tenant (herein the "Lease") concerning the premises located in Spinnaker I, Building 2B at 47358-47382 Fremont Boulevard, Fremont, California.

Landlord and Tenant hereby agree that the Lease and any previous Addendum's and Exhibits, is hereby modified and supplemented as follows:

1.  Premises: The premises shall be reduced in size from 30,000 square feet to
    --------
24,000 square feet located in Spinnaker One, Building 2B. The attached Exhibit A depicts the revised premises.

2.  Lease Term: The lease term for the revised premises shall commence on
    ----------
October 1, 1993 and extend for a period of eighteen months. The termination date will be March 31, 1995.

3.  Sublease: Upon execution of this Lease by Landlord and Tenant, Landlord
    --------
shall assume tenants obligations with respect to the sublessee currently occupying the remaining 6,000 square foot portion of the building except for paragraphs 17, 18, 19 and 20 of the Addendum to Sublease Agreement which shall remain agreements and obligations of the tenant and subtenant for the remainder of the sublease term. Tenant shall transfer the security deposit for the sublease to the Landlord.

4.  Base Rent: Commencing October 1, 1993 and throughout the lease term the base
    ---------
monthly rent shall equal $16,970.00 per month.

5.  Tenant's Percentage Share of Expenses: Tenant's percentage share of Building
    -------------------------------------
Operating Expenses shall be Eighty Percent (80%). Tenant's percentage share of Outside Area and Real Property Tax Expenses shall be Twenty Five Percent (25%).

6.  Estimate Monthly Expenses: Three Thousand Three Hundred Sixty Dollars
    -------------------------
($3,360.00) per month.

7.  First Right to Lease Adjacent Space: Tenant shall have the first right of
    -----------------------------------
refusal to lease the adjacent 6,000 square feet of space located at 47358 Fremont Boulevard, Fremont, California. If at any time during the lease term Landlord receives an acceptable offer from a third party on the subject adjacent space, Tenant shall have the right within three days of the date of receipt of the offer to agree to match the terms and conditions of the offer and lease the subject space. If Tenant does not exercise this right as provided herein, then Tenant's rights under this paragraph shall terminate and become null and void.

8. This Addendum will also Amend the Lease to correct the Landlord legal name. The Landlord is Bayside Spinnaker Partners I, a California Limited Partnership rather than King & Lyons, a California Partnership.

             All other terms and conditions shall remain the same.


LANDLORD:                               TENANT:

Bayside Spinnaker Partners I,           Interlink Computer Sciences Corporation,
a California Limited Partnership        a California Corporation
By /s/ Bayside Spinnaker Partners I     By /s/ Interlink Computer Sciences Corporation
  ------------------------------           ------------------------------

Its    Partner                          Its Chief Financial Officer
    ----------------------------            ----------------------------

Dated          10/5       , 1993        Dated     10/5            , 1993
      --------------------                    --------------------


                        CONSENT BY LANDLORD TO SUBLEASE
                        -------------------------------


The undersigned, as Landlord under that certain Lease dated December 8, 1996
                                                            ----------  ----
with Interlink Computer Sciences, Inc., a California Corporation, then acquired by Sterling Software (Western), Inc., a Delaware Corporation ("Sublandlord") for certain premises at 47366-72 Fremont Boulevard in Fremont, CA (the "Prime Lease"), hereby consents to the entering into of the foregoing Sublease dated August 24, 1999 ("Sublease") between Sublandlord, as sublessor, and @Road, Inc., a California Corporation, as subtenant ("Subtenant"), upon the express understandings and conditions that:

     a. Landlord neither approves nor disapproves the terms, conditions and agreements contained in the Sublease (all of which shall be subordinate and subject at all times to the terms, covenants and conditions of the Prime Lease) and assumes no liability or obligation of any kind whatsoever on account of anything contained in the Sublease;

     b. By executing this consent, Landlord shall not be deemed to have waived any rights under the Prime Lease nor shall Landlord be deemed to have waived Sublandlord's obligations to obtain any required consents under the Prime Lease (other than consent to the Sublease itself);

     c. Notwithstanding anything in the Sublease to the contrary, Sublandlord shall be and continue to remain liable for the payment of rent and the full and prompt performance of all of the obligations of Tenant under and as set forth in the Prime Lease;

     d. Nothing contained in the Sublease shall be taken or construed to in any way modify, alter, waive or affect any of the terms, covenants or conditions contained in the Prime Lease, or be deemed to grant Subtenant any privity of contract with Landlord, or require Landlord to accept any payments from Subtenant on behalf of Sublandlord;

     e. The Sublease shall be deemed and agreed to be a sublease only and not an assignment and there shall be no further subletting or assignment of all or any portion of the premises demised under the Prime Lease (including the premises demised by the foregoing Sublease) except in accordance with the terms and conditions of the Prime Lease; and

     f. If Landlord terminates the Prime Lease as a result of a default by Sublandlord thereunder, the Sublease shall automatically terminate concurrently therewith unless Landlord elects in writing to keep the Sublease in full force and effect in which case the Sublease shall become and be deemed to be a direct indenture of lease between Landlord and Subtenant.

                                    LANDLORD
                                    --------

                                    ProLogis Limited Partnership-I, a Delaware
                                    Limited Partnership, formerly-known-as SCI
                                    Limited Partnership-I

                                    By:  ProLogis Trust, a
                                         Maryland Real Estate
                                         Investment Trust, General Partner

                                    By:   /s/ Ned K. Anderson
                                          ---------------------------------
                                              Ned K. Anderson
                                    Title:    Managing Director

Dated:   8/31/99
         -------

                                 SPINNAKER ONE

                                  [SITE PLAN]

                                   EXHIBIT A

                              EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT is entered into as of the 21st day of February, 1995, by and between SCI Limited Partnership-I (formerly known as Bayside Spinnaker Partners I, a California Limited Partnership) (the "Landlord") and Interlink Computer Sciences Corporation a California corporation (the "Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant have entered into a Lease, dated as of the 8th day of December, 1986, pursuant to which Landlord leased to Tenant certain premises located at 47370 Fremont Boulevard, Fremont, California (such lease, as heretofore and hereafter modified, being herein referred to as the "Lease").

     WHEREAS, Landlord and Tenant desire to extend the term of the Lease on the terms and conditions set forth below.

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord and Tenant agree as follows:

     1. The term of this Lease is extended for nine (9) months, such that the Lease shall terminate on the 31st day of December, 1995. All of the terms and conditions of the Lease shall remain in full force and effect during such extension period except that the Monthly Base Rent shall be $17,520.00 during such extension.

     2. Except as modified herein, the Lease, and all of the terms and conditions thereof, shall remain in full force and effect.

     3. Any obligation or liability whatsoever of SCI Limited Partnership-I, a Delaware limited partnership, which may arise at any time under the Lease or this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby, shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees, or agents regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

     IN WITNESS WHEREOF, the parties hereto have signed this Extension Agreement as of the day and year first above written.


                                        SCI LIMITED PARTNERSHIP-I


                                        By:  /s/ Irving F. Lyons, III
                                             ------------------------

                                        Name:    Irving F. Lyons, III

                                        Title:   Managing Director

                                        Interlink Computer Sciences Corporation, a California corporation

                                        By:  /s/ J. Heffernan
                                             ------------------------

                                        Name: J Heffernan
                                              -----------------------

                                        Title: CFO
                                               ----------------------

     5.  Security Deposit: The security deposit as described in the Lease shall
         ----------------
be increased to $21,677.

     6.  Expenses: Subject to the provisions of the lease, Tenant's percentage
         --------
share of expenses shall increase to 100% and Tenant's estimated monthly expenses shall increase to $3,000.

     7.  Option to Expand: At any time after the expiration of the 36th month of
         ----------------
the Extended Term, Tenant shall have the option to terminate the Lease in order to expand to a new building located in the Bayside Business Park to be constructed by Landlord. The new building shall be at least 45,000 square feet in size and shall be constructed in a general purpose manner with interior improvements to accommodate Tenant's use. A new lease shall be executed by Landlord and Tenant for the new building for a minimum period of sixty (60) months upon terms, covenants and conditions generally consistent with the Lease except that the monthly rent payable for the new building shall be determined as provided below:

     (i) The parties shall have sixty (60) days after Landlord receives Tenant's notice to expand within which to agree on the initial monthly rent for the new building which shall be based upon the fair market rental value of the Premises plus any rent due because of additional tenant improvement costs as described in the Lease and this Second Addendum.

     (ii) The then fair market rental value of the Premises shall mean the fair market monthly rental value of the Premises as of the commencement of the new lease; taking into consideration the uses permitted under the Lease, the quality, size, design and location of the Premises and comparable buildings located in the Bayside Business Park in Fremont, California.

LANDLORD:                             TENANT:


King & Lyons                          Interlink Computer
                                        Sciences, Inc.

By: /s/  King & Lyons                 By: /s/ Interlink Computer Sciences, Inc.
    ----------------------                -------------------------------------

Date:   12/15/88                      Date: December 06, 1988
     ---------------------                 --------------------

                                 SPINNAKER ONE

                                  [SITE PLAN]

                                   EXHIBIT A

                                  [SITE PLAN]

                                   EXHIBIT B